[Graphic omitted]


                                Regency Centers


                          March 31, 2004

                          Supplemental Information

                          Investor Relations
                          Diane Ortolano
                          121 W. Forsyth St., Suite 200
                          Jacksonville, FL 32202
                          904.598.7727



[Graphic omitted]

ABOUT REGENCY
-------------------------------------------------

Regency Centers Corporation is the leading national owner, operator, and developer focused on grocery-anchored, neighborhood and community retail centers. Regency's total assets before depreciation are $3.4 billion.

As of March 31, 2004, the Company owns 260 retail properties, including those held in joint venture partnerships, totaling 29.8 million square feet and located in high growth markets throughout the United States. Founded in 1963 and operating as a fully integrated real estate company, Regency is a qualified real estate investment trust that is self-administered and self-managed.

The quality of Regency's portfolio, anchored by preeminent supermarket chains such as Kroger, Publix, Safeway and Albertson's, draws nearly 15,000 shopper visits per week. In addition, 78% of the portfolio is leased to national and regional retailers. We believe that the quality of our tenant base and the strength of our tenant relationships are a fundamentally differentiating factor for Regency. PCI is Regency's relationship-based operating system that focuses on the national, regional, and local retailers that are the best operators in their merchandising category. Intimate knowledge of our customers has allowed for the streamlining and customizing of the leasing process to reduce negotiation and vacancy down time while increasing the percentage of square feet leased to better operators. This quality combination of tenants has enabled occupancy rates to remain above 93% for the past seven years.

Regency's operating and development expertise continues to create value from the operating portfolio and from new development opportunities. At the end of the first quarter of 2004, Regency had 33 properties under development for an estimated total investment at completion of $614 million. These in-process developments are 61% funded and 78% leased.

Regency engages in a self-funding capital structure for its development program by selling non-strategic operating assets and developments and selling an interest in operating centers and completed developments to joint venture partners then using these proceeds to fund our new developments and acquisitions. This program has enhanced the Company's investment grade-rated balance sheet.

Regency has centers located in the top markets in the country and has 18 offices nationwide. The Company is listed on the New York Stock Exchange and is traded under the symbol REG. There is also a preferred class of shares that trade under REG PrC.

Please visit our web site at www.RegencyCenters.com for more information.

SUPPLEMENTAL INFORMATION   TABLE OF CONTENTS
March 31, 2004
-------------------------------------------------


QUARTER HIGHLIGHTS ...........................................................1
------------------

FINANCIAL INFORMATION:
---------------------

Summary Financial Information.................................................2

Consolidated Balance Sheet....................................................3

Consolidated Statement of Operations (FFO format).............................4

Reconciliation of FFO to Net Income...........................................5

Consolidated Statement of Operations (GAAP basis).............................6

Basic and Diluted Per Share Calculation (EPS and FFO).........................7

Summary of Outstanding Debt.................................................8-9

Acquisitions, Dispositions and Sales......................................10-13

Development Summary.......................................................14-15

Investments in Real Estate Partnerships......................................16

Unconsolidated Real Estate Partnerships Balance Sheet........................17

Unconsolidated Real Estate Partnerships Statements of Operations.............18

Securities Issued Other than Common Stock....................................19


REAL ESTATE INFORMATION:
-----------------------

Summary Retail Property Information..........................................20

Portfolio Summary Report by Region........................................21-29

Significant Tenant Rents.....................................................30

10 Year Lease Expiration Table...............................................31


FORWARD-LOOKING INFORMATION:
---------------------------

Earnings and Valuation Guidance..............................................32

FFO per Share Guidance Reconciliation........................................33

QUARTER HIGHLIGHTS
-------------------------------------------------

                                Operating Results
For the first quarter of 2004, same property NOI growth was 2.3%. Operating properties were 95.4% leased. During the quarter 1.2 million square feet of GLA was renewed or newly leased through 338 leasing transactions. Rent growth remained strong at 8.5% for the quarter.

                                Financial Results
Net income for the quarter was $21.4 million, or $0.35 per diluted share. Funds From Operations were $41.8 million, or $0.68 per diluted share.

                              Development Activity
Regency began development of one new center in the first quarter: o Spokane Valley Plaza in Spokane, Washington For more information, please see page 14.

                              Disposition Activity
Regency sold five operating properties in the first quarter at an average cap rate of 9.7% and proceeds to Regency of $44 million. For more information on the dispositions, please see page 12.

SUMMARY FINANCIAL INFORMATION
March 31, 2004
-------------------------------------------------

                                                                 Financial Results

                                                               Three Months Ended                       Year to Date
                                                               ------------------                       ------------
                                                             2004             2003                 2004             2003
                                                            Actual           Actual               Actual           Actual
                                                            ------           ------               ------           ------

Net Income for common stockholders                       $21,420,202       $17,924,452         $21,420,202       $17,924,452
        Basic EPS                                              $0.36             $0.30               $0.36             $0.30
        Diluted EPS                                            $0.35             $0.30               $0.35             $0.30
        Diluted EPS per share growth rate                      16.7%                                 16.7%

Funds from Operations for common stockholders            $41,874,287       $38,406,068         $41,874,287       $38,406,068
        FFO per share - Basic                                  $0.69             $0.63               $0.69             $0.63
        FFO per share - Diluted                                $0.68             $0.62               $0.68             $0.62
        Diluted FFO per share growth rate                       9.7%                                  9.7%

Dividends paid per share and unit                             $0.530            $0.520              $0.530            $0.520
        Payout ratio of Diluted FFO per share                  77.9%             83.9%               77.9%             83.9%

Interest Coverage Ratios
        Interest only                                            2.8               3.0                 2.8               3.0
        Capitalized  interest                             $3,323,482        $2,784,675          $3,323,482        $2,784,675
        Fixed Charge (debt svc + preferred dividends)            2.2               2.1                 2.2               2.1





                                                                    Capital Information

                                                       -----------------------------------   -----------------------------------
                                                           Current         YTD Change            12/31/03         12/31/02
                                                       ===================================   ===================================

Closing common stock price per share                          $46.73             $6.88              $39.85            $32.40
Shareholder Return (assumes no reinvestment
   of dividends)                                               18.6%

Common shares and Equivalents Outstanding                 61,724,632           498,050          61,226,582        61,511,894

Market equity value of Common and Convertible
   shares                                                 $2,884,392          $444,513          $2,439,879        $1,992,985
Non-Convertible Preferred Units and shares                  $304,000                $0            $304,000          $384,000
Outstanding debt (000's)                                  $1,481,577           $28,800          $1,452,777        $1,333,524
                                                    -----------------------------------   -----------------------------------
Total market capitalization (000's)                       $4,669,969          $473,313          $4,196,656        $3,710,509
Debt to Total Market Capitalization                            31.7%             -2.9%               34.6%             35.9%
                                                    ===================================   ===================================

Total real estate at cost before depreciation (000's)     $3,172,581            $6,235          $3,166,346        $3,094,071
Total assets at cost before depreciation (000's)          $3,385,551            $1,658          $3,383,894        $3,313,524
Debt to Total Assets before Depreciation                       43.8%              0.8%               42.9%             40.2%

Outstanding Classes of Stock and Partnership Units:
Common Shares Outstanding                                 60,698,253           790,296          59,907,957        59,557,036
Exchangeable O.P Units held by minority interests          1,026,379          (292,246)          1,318,625         1,504,458
Convertible Securities                                             0                 0                   0           450,400
                                                    -----------------------------------   -----------------------------------
Total Common Shares & Equivalents                         61,724,632           498,050          61,226,582        61,511,894
                                                    ===================================   ===================================

CONSOLIDATED BALANCE SHEETS
For the Periods Ended March 31, 2004 and December 31, 2003 and 2002
-------------------------------------------------------------------

Assets                                                                     2004                 2003             2002
------                                                                     ----                 ----             ----

Real Estate Investments at cost:
  Operating properties                                             $     2,695,105,290       2,652,175,682     2,686,844,320
  Properties in development                                                369,752,171         369,474,460       276,085,435
                                                                     ------------------   -----------------------------------
                                                                         3,064,857,461       3,021,650,142     2,962,929,755
  Operating properties held for sale                                         6,319,305           4,200,008         5,658,905
  Less:  accumulated depreciation                                          299,127,782         285,664,875       244,595,928
                                                                     ------------------   -----------------------------------
                                                                         2,772,048,984       2,740,185,275     2,723,992,732
  Investments in real estate partnerships                                  101,404,018         140,496,074       125,482,151
                                                                     ------------------   -----------------------------------
      Net real estate investments                                        2,873,453,002       2,880,681,349     2,849,474,883

Cash and cash equivalents                                                   43,537,953          29,868,622        56,447,329
Notes receivable                                                            70,180,388          70,781,914        56,630,876
Tenant receivables, net of allowance for uncollectible accounts             38,085,286          54,573,165        47,983,160
Deferred costs, less accumulated amortization                               38,044,350          35,803,525        36,644,959
Acquired lease intangible assets, net                                        9,764,228          10,205,493         2,634,511
Other assets                                                                13,358,388          16,314,645        19,112,148
                                                                     ------------------   -----------------------------------

                                                                   $     3,086,423,595       3,098,228,713     3,068,927,866
                                                                     ==================   ===================================


Liabilities and Stockholders' Equity
Notes payable                                                      $     1,251,576,792       1,257,776,805     1,253,524,045
Unsecured line of credit                                                   230,000,000         195,000,000        80,000,000
                                                                     ------------------   -----------------------------------
             Total Notes Payable                                         1,481,576,792       1,452,776,805     1,333,524,045
                                                                     ------------------   -----------------------------------

Tenant security and escrow deposits                                          9,548,739           9,358,023         8,847,603
Acquired lease intangible liabilities, net                                   5,876,575           6,115,066         7,069,030
Accounts payable and other liabilities                                      71,506,467          94,279,961        76,908,233
                                                                     ------------------   -----------------------------------
             Total liabilities                                           1,568,508,573       1,562,529,855     1,426,348,911
                                                                     ------------------   -----------------------------------

Preferred units                                                            223,525,891         223,525,891       375,403,652
Exchangeable operating partnership units                                    20,238,138          26,544,594        30,629,974
Limited partners' interest in consolidated partnerships                      2,379,924           4,650,626        14,825,256
                                                                     ------------------   -----------------------------------
             Total minority interests                                      246,143,953         254,721,111       420,858,882
                                                                     ------------------   -----------------------------------

Stockholders' Equity
Cumulative redeemable preferred stock                                       75,000,000          75,000,000        10,505,591
Common stock, $.01 par                                                         658,339             649,561           634,804
Additional paid in capital, net of Treasury stock                        1,289,983,176       1,282,947,196     1,290,109,653
Accumulated other comprehensive income                                      (5,720,000)            174,747                 0
Distributions in excess of net income                                      (88,150,446)        (77,793,757)      (79,529,975)
                                                                     ------------------   -----------------------------------
     Total Stockholders' Equity                                          1,271,771,069       1,280,977,747     1,221,720,073
                                                                     ------------------   -----------------------------------
                                                                   $     3,086,423,595       3,098,228,713     3,068,927,866
                                                                     ==================   ===================================


Ratios                                                                     2004                2003              2002
------                                                                     ----                ----              ----

Debt to Real Estate Assets, at cost before depreciation                    46.7%               45.9%             43.1%
Debt to Total Assets, at cost before depreciation                          43.8%               42.9%             40.2%
Debt + Preferred Stock and Units to Total Assets, at cost
   before depreciation                                                     52.6%               51.8%             51.9%
Unsecured Assets to Total Real Estate Assets (REG 100% owned only)         81.6%               80.8%             81.9%
Unsecured NOI to Total NOI (REG 100% owned only)                           81.5%               82.0%             85.0%

CONSOLIDATED STATEMENTS OF OPERATIONS
(Asset sales not separated as discontinued operations as required by GAAP - See Form 10Q and Form 10K)
For the Periods Ended March 31, 2004 and 2003
----------------------------------------------------------------------

                                                            Three Months Ended                       Year to Date
                                                            ------------------                       ------------
                                                          2004             2003                 2004             2003
                                                         Actual           Actual               Actual           Actual
                                                         ------           ------               ------           ------
Real Estate Revenues:
  Minimum rent                                           $71,184,237       $70,165,341         $71,184,237       $70,165,341
  Percentage rent                                            458,749           309,895             458,749           309,895
  Recoveries from tenants                                 19,003,134        19,117,304          19,003,134        19,117,304
  Other tenant income                                      1,584,605         1,867,021           1,584,605         1,867,021
                                                    -----------------------------------   -----------------------------------
                                                          92,230,725        91,459,561          92,230,725        91,459,561
                                                    -----------------------------------   -----------------------------------
Real Estate Operating Expenses:
  Operating and maintenance                               13,513,951        13,463,116          13,513,951        13,463,116
  Real estate taxes                                       10,827,931        10,227,030          10,827,931        10,227,030
                                                    -----------------------------------   -----------------------------------
                                                          24,341,882        23,690,146          24,341,882        23,690,146
                                                    -----------------------------------   -----------------------------------

             Net Operating Income                         67,888,843        67,769,415          67,888,843        67,769,415
                                                    -----------------------------------   -----------------------------------

Development Gains and Mgmt Fees:
  Development gains                                          400,343          (373,298)            400,343          (373,298)
  Fees and commissions                                     1,610,184         1,560,848           1,610,184         1,560,848
  Gains on sales of outparcels                             3,353,158         2,483,314           3,353,158         2,483,314
  Provision for income tax (expense)                        (251,449)                0            (251,449)                0
                                                    -----------------------------------   -----------------------------------
                                                           5,112,236         3,670,864           5,112,236         3,670,864
                                                    -----------------------------------   -----------------------------------

Other Operating Expense (Income):
  General and administrative excluding franchise taxes     5,883,094         4,077,046           5,883,094         4,077,046
  Franchise taxes                                             35,475            57,853              35,475            57,853
  Depreciation and amortization                           20,344,043        18,863,396          20,344,043        18,863,396
  Net interest expense                                    21,161,770        20,768,119          21,161,770        20,768,119
  (Gain) loss on sale of operating properties             (1,151,709)          802,604          (1,151,709)          802,604
  Provision for loss on operating properties                       0                 0                   0                 0
                                                    -----------------------------------   -----------------------------------
                                                          46,272,673        44,569,018          46,272,673        44,569,018
                                                    -----------------------------------   -----------------------------------

Minority interests (income)
  Equity in income of unconsolidated partnerships         (1,633,632)       (2,335,979)         (1,633,632)       (2,335,979)
  Preferred unit distributions                             5,081,250        10,782,379           5,081,250        10,782,379
  Exchangeable operating partnership units                   385,157           436,701             385,157           436,701
  Limited partners' interest in consolidated partnerships     78,539            63,708              78,539            63,708
                                                    -----------------------------------   -----------------------------------
             Net income                                   22,817,092        17,924,452          22,817,092        17,924,452

Preferred stock dividends                                  1,396,890                 0           1,396,890                 0
                                                    -----------------------------------   -----------------------------------
             Net income for common stockholders          $21,420,202       $17,924,452         $21,420,202       $17,924,452
                                                    ===================================   ===================================

FUNDS FROM OPERATIONS AND OTHER INFORMATION
For the Periods Ended March 31, 2004 and 2003
---------------------------------------------------

                                                                 Three Months Ended                       Year to Date
                                                                 ------------------                       ------------
                                                               2004             2003                 2004             2003
                                                              Actual           Actual               Actual           Actual
                                                              ------           ------               ------           ------

Funds From Operations Reconciliation:
------------------------------------

  Net income for common stockholders                         $21,420,202       $17,924,452         $21,420,202       $17,924,452
   Add (Less):
    Depreciation expense - real estate only                  $17,562,540       $16,749,868         $17,562,540       $16,749,868
    Depreciation expense - joint ventures                     $1,313,708          $800,633          $1,313,708          $800,633
    Amortization of leasing commissions and intangibles       $2,344,389        $1,691,810          $2,344,389        $1,691,810
    (Gain) loss on sale of operating properties              ($1,151,709)         $802,604         ($1,151,709)         $802,604
    Minority interest of exchangeable partnership units         $385,157          $436,701            $385,157          $436,701
                                                         -----------------------------------   -----------------------------------

             Funds from Operations (a)                       $41,874,287       $38,406,068         $41,874,287       $38,406,068
                                                         ===================================   ===================================


FFO Per Share Reconciliation (Diluted):
--------------------------------------

  Net income for common stockholders                               $0.35             $0.30               $0.35             $0.30
   Add (Less):
    Depreciation expense - real estate only                        $0.28             $0.27               $0.28             $0.27
    Depreciation expense - joint ventures                          $0.02             $0.01               $0.02             $0.01
    Amortization of leasing commissions and intangibles            $0.04             $0.03               $0.04             $0.03
    (Gain) loss on sale of operating properties                   ($0.02)            $0.01              ($0.02)            $0.01
    Minority interest of exchangeable partnership units            $0.00             $0.00               $0.00             $0.00
                                                         -----------------------------------   -----------------------------------

             Funds from Operations (a)                             $0.68             $0.62               $0.68             $0.62
                                                         ===================================   ===================================

Additional Disclosures:
----------------------

Straight-line rental income                                   $1,135,244        $1,103,851          $1,135,244        $1,103,851
Market rent amortization income from acquired leases            $238,491          $238,491            $238,491          $238,491
Provision for loss on sale of operating properties                    $0                $0                  $0                $0
Preferred stock and unit issuance costs                               $0        $1,922,239                  $0        $1,922,239
Debt premium amortization income                                $432,322          $368,428            $432,322          $368,428
Stock based compensation expense                              $1,774,154        $1,434,606          $1,774,154        $1,434,606

Capital Expenditures (non-revenue enhancing only)
-------------------------------------------------

Leasing commissions - Non-revenue enhancing                   $2,039,822        $1,386,641          $2,039,822        $1,386,641
Tenant improvements - Non-revenue enhancing                     $661,909        $1,560,159            $661,909        $1,560,159
Building improvements - Non-revenue enhancing                   $732,635        $1,013,299            $732,635        $1,013,299

Capital Expenditures (including revenue-enhancing)
--------------------------------------------------

Leasing commissions                                           $2,058,490        $2,237,496          $2,058,490        $2,237,496
Tenant improvements                                             $764,527        $1,714,502            $764,527        $1,714,502
Building improvements                                           $770,465        $1,125,592            $770,465        $1,125,592

(a) Regency considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net earnings (computed in accordance with GAAP), (1) excluding real estate depreciation and amortization, gains and losses from sales of properties (except those gains and losses sold by Regency's taxable REIT subsidiary), after adjustment for unconsolidated partnerships and joint ventures and (2) excluding items classified by GAAP as extraordinary or unusual, along with significant non-recurring events. Regency also adjusts for the payment of convertible preferred stock dividends. In 2003, the definition of FFO was further clarified to include the original issuance costs required to be expensed associated with redeeming preferred stock or units, and writedowns in the basis of real estate whose value is considered to be permanently impaired.

CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP BASIS)
For the Periods Ended March 31, 2004 and 2003
------------------------------------------------------

                                                               Three Months Ended                       Year to Date
                                                               ------------------                       ------------
                                                             2004             2003                 2004             2003
                                                            Actual           Actual               Actual           Actual
                                                            ------           ------               ------           ------
Revenues:
  Minimum rent                                           $70,639,623       $67,063,825         $70,639,623       $67,063,825
  Percentage rent                                            453,410           298,841             453,410           298,841
  Recoveries from tenants                                 20,361,830        20,197,010          20,361,830        20,197,010
  Management fees and commissions                          1,610,184         1,560,848           1,610,184         1,560,848
  Equity in income of investments in
     real estate partnerships                              2,744,594         2,335,979           2,744,594         2,335,979
                                                    -----------------------------------   -----------------------------------
        Total revenues                                    95,809,641        91,456,503          95,809,641        91,456,503
                                                    -----------------------------------   -----------------------------------

Operating Expenses:
  Depreciation and amortization                           20,206,879        17,998,624          20,206,879        17,998,624
  Operating and maintenance                               13,367,268        12,786,099          13,367,268        12,786,099
  General and administrative                               5,883,094         4,134,899           5,883,094         4,134,899
  Real estate taxes                                       10,589,147         9,851,764          10,589,147         9,851,764
  Other operating expense                                    487,692           426,739             487,692           426,739
                                                    -----------------------------------   -----------------------------------
        Total operating expenses                          50,534,080        45,198,125          50,534,080        45,198,125
                                                    -----------------------------------   -----------------------------------

Other Expense (Income):
  Interest expense, net of interest income                21,234,186        20,581,631          21,234,186        20,581,631
  Gain (loss) from sale of  properties                    (3,983,061)       (2,376,267)         (3,983,061)       (2,376,267)
                                                    -----------------------------------   -----------------------------------
      Total other expense                                 17,251,125        18,205,364          17,251,125        18,205,364
                                                    -----------------------------------   -----------------------------------

        Income before minority interests                  28,024,436        28,053,014          28,024,436        28,053,014

Minority interest preferred unit distributions            (5,081,250)      (10,782,379)         (5,081,250)      (10,782,379)
Minority interest of exchangeable operating
   partnership units                                        (379,553)         (408,769)           (379,553)         (408,769)
Minority interest of limited partners                        (78,539)          (63,708)            (78,539)          (63,708)
                                                    -----------------------------------   -----------------------------------
        Income from continuing operations                 22,485,094        16,798,158          22,485,094        16,798,158
                                                    -----------------------------------   -----------------------------------

Discontinued Operations:
  Operating Income from discontinued operations              320,241         1,752,871             320,241         1,752,871
  Gain (loss) from sale of properties                         11,757          (626,577)             11,757          (626,577)
                                                    -----------------------------------   -----------------------------------
        Income from discontinued operations                  331,998         1,126,294             331,998         1,126,294
                                                    -----------------------------------   -----------------------------------

        Net Income                                        22,817,092        17,924,452          22,817,092        17,924,452
                                                    -----------------------------------   -----------------------------------

Preferred stock dividends                                 (1,396,890)                0          (1,396,890)                0
                                                    -----------------------------------   -----------------------------------
           Net income for common stockholders            $21,420,202       $17,924,452         $21,420,202       $17,924,452
                                                    ===================================   ===================================

CALCULATION OF EARNINGS AND FFO PER SHARE
For the Periods Ended March 31, 2004 and 2003
------------------------------------------------------

                                                            Three Months Ended                       Year to Date
                                                            ------------------                       ------------
                                                          2004             2003                 2004             2003
                                                         Actual           Actual               Actual           Actual
                                                         ------           ------               ------           ------

                                                     Earnings Per Share
                                                     ------------------

Net Income for Basic EPS                                      $21,420,202       $17,924,452         $21,420,202       $17,924,452
Increases to Diluted EPS as a result of Dilutive CSE's
Minority interests of exchangeable operating
  partnership units                                               385,157           436,701             385,157           436,701
                                                         -----------------------------------   -----------------------------------
Net Income for Diluted EPS                                    $21,805,359       $18,361,153         $21,805,359       $18,361,153
                                                         ===================================   ===================================

Net Income from discontinued operations for Basic EPS             331,998         1,126,294             331,998         1,126,294
  Minority Interests of exchangeable O.P. units                     5,604            27,932               5,604            27,932
                                                         -----------------------------------   -----------------------------------
Net Income from discontinued operations for Diluted EPS          $337,602        $1,154,226            $337,602        $1,154,226
                                                         ===================================   ===================================

Earnings Per Share:
             Basic      NI for CS before Disc. Ops.                 $0.35             $0.28               $0.35             $0.28
             Diluted    NI for CS before Disc. Ops.                 $0.34             $0.28               $0.34             $0.28

             Basic      Discontinued Operations                     $0.01             $0.02               $0.01             $0.02
             Diluted    Discontinued Operations                     $0.01             $0.02               $0.01             $0.02

             Basic      NI for common stockholders                  $0.36             $0.30               $0.36             $0.30
             Diluted    NI for common stockholders                  $0.35             $0.30               $0.35             $0.30

                                              Funds From Operations Per Share
                                              -------------------------------

Funds from Operations for Basic FFO per share                 $41,489,130       $37,969,367         $41,489,130       $37,969,367
                                                         ===================================   ===================================
Increases to Diluted FFO as a result of Dilutive CSE's
  Minority interests of exchangeable partnership units            385,157           436,701             385,157           436,701
                                                         -----------------------------------   -----------------------------------
Funds from Operations for Diluted FFO per share               $41,874,287       $38,406,068         $41,874,287       $38,406,068
                                                         ===================================   ===================================

FFO Per Share:
             Basic                                                  $0.69             $0.63               $0.69             $0.63
             Diluted                                                $0.68             $0.62               $0.68             $0.62

                                            Weighted Average Shares Outstanding
                                            -----------------------------------

Weighted Average Shares for Basic
  Net Income and FFO Per Share                                 60,141,802        60,164,417          60,141,802        60,164,417
                                                         ===================================   ===================================

Dilutive Common Stock Equivalents for EPS:
  O.P. Unit equivalents after conversion to common              1,151,427         1,496,293           1,151,427         1,496,293
  Compensation based stock options (Treasury Method)              347,402           437,019             347,402           437,019
                                                         -----------------------------------   -----------------------------------

Weighted Average Shares for Diluted EPS                        61,640,631        62,097,729          61,640,631        62,097,729
                                                         ===================================   ===================================

Dilutive Common Stock Equivalents for FFO:
  None                                                                  0                 0                   0                 0
                                                         -----------------------------------   -----------------------------------

Weighted Average Shares for Diluted
  Funds from Operations  Per Share                             61,640,631        62,097,729          61,640,631        62,097,729
                                                         ===================================   ===================================

SUMMARY OF OUTSTANDING DEBT
------------------------------------------------------


Total Debt Outstanding                                                         03/31/04          12/31/03
----------------------                                                         --------          --------

Mortgage loans payable:
  Fixed rate secured loans                                               $      210,797,387       217,001,451
  Variable rate secured loans                                                    41,588,421        41,628,717
Unsecured debt offering fixed rate                                              999,190,984       999,146,637
Unsecured line of credit variable rate                                          230,000,000       195,000,000
                                                                            ----------------  ----------------
     Total                                                               $    1,481,576,792     1,452,776,805
                                                                            ================  ================

                                           Scheduled         Unsecured            Term
Schedule of Maturities by Year:           Amortization     Line of Credit      Maturities          Total

 current year                          $      3,611,441                -        224,485,292       228,096,733
     2005                                     3,698,428                -        168,538,417       172,236,844
     2006                                     3,397,271                -         21,126,023        24,523,293
     2007                                     2,890,827      230,000,000         25,851,995       258,742,822
     2008                                     2,696,989                -         19,618,676        22,315,665
     2009                                     2,656,795                -         53,089,970        55,746,765
     2010                                     2,451,847                -        177,133,812       179,585,659
     2011                                     2,406,531                -        251,008,138       253,414,669
     2012                                     2,475,399                -        255,420,062       257,895,461
     2013                                     2,656,836                -                  -         2,656,836
     2014                                     2,032,197                -          1,781,549         3,813,746
   >10 years                                  5,794,030                -         11,799,678        17,593,707
Net unamortized debt premiums                         -                -          4,954,593         4,954,593
                                         ---------------   --------------   ----------------  ----------------
                                       $     36,768,589      230,000,000      1,214,808,203     1,481,576,792
                                         ===============   ==============   ================  ================


Percentage of Total Debt:                                                      03/31/04          12/31/03
------------------------                                                       --------          --------

  Fixed                                                                         81.67%            83.71%
  Variable                                                                      18.33%            16.29%

Current Average Interest Rate:
  Fixed                                                                          7.46%             7.54%
  Variable                                                                       1.93%             2.01%
  Effective Interest Rate*                                                       6.45%             6.64%

* rate as of period end and excluding the impact of amortization of deferred loan costs and debt premiums

                                                          SUMMARY OF OUTSTANDING DEBT
                                                        Consolidated debt by maturity date
----------------------------------------------------------------------------------------------------

Lender                                    Secured Property                Rate      Maturity           03/31/04      12/31/03
------                                    ----------------                ----      --------           --------      --------
Fixed Rate Loans:
Debt Offering                            Unsecured                       7.400%         04/01/04      200,000,000       199,990,900
Community Dev. Comm. City of Vista       Vista Village                   7.100%         07/01/04        2,000,000         2,000,000
Principal Mutual Life Insurance Co.      Cochran's Crossing              8.410%         12/01/04        5,695,271         5,720,439
Ellen Kelly Woolaver                     Hillsboro Pike                  7.100%         01/15/05          201,600           403,200
Nationwide Life Insurance Co.            Friar's Mission                 9.500%         06/10/05       15,046,732        15,143,849
IDS Certificate Co.                      St. Ann Square                  9.500%         07/01/05                -         4,339,211
Debt Offering                            Unsecured                       7.125%         07/15/05       99,956,788        99,948,145
Teachers Ins & Annuity of America        Westchester Plaza               8.010%         09/05/05        5,168,370         5,205,745
Teachers Ins & Annuity of America        East Pointe Crossing            8.010%         09/05/05        4,414,487         4,446,115
Allstate Insurance Company of America    Memorial Bend                   7.920%         10/01/05        6,794,273         6,883,068
DLJ Commercial Mortgage                  Northlake Village               8.780%         11/01/05        6,485,068         6,519,127
Woodmen of the World Life Ins. Society   Market at Round Rock            8.625%         09/01/05        6,648,624         6,693,790
Principal Mutual Life Insurance Co.      Briarcliff Village              7.040%         02/01/06       12,249,684        12,307,949
Teachers Ins & Annuity of America        Statler Square                  8.110%         05/01/06        4,972,644         5,001,575
Teachers Ins & Annuity of America        Northgate Plaza/Maxtown         7.050%         08/01/06        4,820,632         4,855,598
Teachers Ins & Annuity of America        Kernersville Plaza              8.730%         04/01/07        4,761,609         4,788,416
Teachers Ins & Annuity of America        Maynard Crossing                8.735%         04/01/07       10,686,699        10,746,828
Principal Mutual Life Insurance Co.      Lakeshore                       7.240%         12/10/07        3,351,922         3,373,320
Principal Mutual Life Insurance Co.      Shoppes at Mason                7.240%         12/10/07        3,528,339         3,550,863
Principal Mutual Life Insurance Co.      Lake Pine Plaza                 7.240%         12/10/07        5,380,716         5,415,066
Northwestern Mutual Life Insurance Co.   Sterling Ridge                  6.640%         07/01/08       10,673,656        10,708,498
Allstate Insurance Company of America    Alden Bridge                    6.750%         08/01/08       10,231,926        10,272,838
Debt Offering                            Unsecured                       7.750%         04/01/09       50,000,000        50,000,000
Allstate Insurance Company of America    Ashford Place                   8.950%         08/01/09        4,003,439         4,041,679
Northwestern Mutual Life Insurance Co.   Panther Creek                   7.830%         04/01/10       10,387,327        10,411,756
Debt Offering                            Unsecured                       8.450%         08/29/10      149,825,809       149,819,020
Principal Mutual Life Insurance Co.      Cumming 400                     7.970%         12/15/10                -         6,004,419
Principal Mutual Life Insurance Co.      Russell Ridge                   7.970%         12/15/10        5,979,016                 -
Debt Offering                            Unsecured                       8.000%         12/15/10       10,000,000        10,000,000
Principal Mutual Life Insurance Co.      Powers Ferry Village            7.970%         12/15/10        2,717,734         2,729,281
Debt Offering                            Unsecured                       7.950%         01/22/11      219,795,878       219,788,564
Wachovia Bank                            Market at Opitz Crossing        7.300%         03/01/11       12,449,545        12,482,633
Debt Offering                            Unsecured                       7.250%         12/12/11       19,903,134        19,900,008
Debt Offering                            Unsecured                       6.750%         01/15/12      249,709,375       249,700,000
Prudential Mortgage Capital Co.          Tall Oaks Village Center        7.600%         05/01/12        6,302,331         6,316,571
Allstate Insurance Company of America    North Hills Town Center         7.370%         01/01/14        7,279,479         7,375,101
United of Omaha Life Insurance Co.       Fleming Island                  7.400%         03/05/15        2,796,448         2,837,744
Municipal Tax Bonds Payable              Friar's Mission                 7.600%         09/02/15        1,146,306         1,146,306
Aid Association of Lutherans             Woodman Van-Nuys                8.800%         09/15/15        5,001,410         5,063,698
Jefferson Pilot                          Peartree Village                8.400%         06/01/17       11,736,707        11,797,330
Aid Association of Lutherans             Murrayhill Marketplace          8.050%         05/01/19        7,319,348         7,380,510
JP Morgan Chase Bank                     Cherry Street                   5.650%         08/01/23        5,611,452         5,650,012
Net unamortized premiums on assumed debt of acquired properties                                         4,954,593         5,388,916
                                                                                                  ---------------------------------
          Total Fixed Rate Debt                                                                     1,209,988,371     1,216,148,088
                                                                                                  ---------------------------------

Variable Rate Loans:
First Star Bank                          Hampstead Village               LIBOR + 1.35%  10/31/04        8,150,221         8,190,517
AmSouth                                  Trace Crossing                  LIBOR + 1.50%  11/05/04        8,438,200         8,438,200
Wells Fargo Bank                         $25 Million (Various properties LIBOR + 1.25%  07/17/05       25,000,000        25,000,000
Wells Fargo Bank                         $500 Million Line of Credit     LIBOR + 0.75%  03/25/07      230,000,000       195,000,000
                                                                                                  ---------------------------------
          Total  Variable Rate Debt                                                                   271,588,421       236,628,717
                                                                                                  ---------------------------------

               Total                                                                            $   1,481,576,792     1,452,776,805
                                                                                                  =================================

2004 SHOPPING CENTER ACQUISITIONS
Regency's 100% Owned Only
------------------------------------------------------



                                             Regency
Date        Property   City/State    GLA       Cost     Yield    Anchor Tenant
----        --------   ----------    ---       ----     -----    -------------

     None

JOINT VENTURE 2004 SHOPPING CENTER ACQUISITIONS
------------------------------------------------------


Date  Property Name  Acquired from  City/State  GLA   Cost  Yield  Anchor Tenant
----  -------------  -------------  ----------  ---   ----  -----  -------------

Columbia Regency Acquisitions
-----------------------------

       None

Macquarie Countrywide Acquisitions
----------------------------------

      None

2004 SHOPPING CENTER SALES
Non-Development
------------------------------------------------------

                                                                               Gross        Regency's
                                                                               Sales        Share of
   Date           Property Name               City/State             GLA       Price        Proceeds     Yield    Anchor Tenant
   ----           -------------               ----------             ---       -----        --------     -----    -------------

Sales of Properties 100% owned by Regency
-----------------------------------------

  Jan-04   The Marketplace at Alexander      Alexander City, AL    162,723   $ 6,740,000   $ 6,740,000   12.49%  Wal-Mart (dark) /
                                                                                                                   Winn Dixie
  Feb-04   St. Ann Square                    St. Ann, MO            82,408   $ 4,900,000   $ 4,900,000   11.49%   Kroger (dark)
  Feb-04   Creekside Plaza Phase II          Arlington, TX          15,400   $ 3,211,725   $ 3,211,725    8.19%  Kroger - Phase I
  Mar-04   Southpark                         Tyler, TX             146,940   $12,100,000   $12,100,000    9.76%    Albertson's
                                                                 ---------------------------------------------
                                                                   407,471   $26,951,725   $26,951,725   10.57%
                                                                 ---------------------------------------------
Sales of Properties owned by Joint Ventures
-------------------------------------------

  Mar-04   Creekside Plaza Phase I (OTR-JV)  Arlington, TX          85,616   $10,813,275   $ 6,371,505    8.19%      Kroger
  Mar-04   Village Center (OTR-JV)           Southlake, TX         118,092   $17,475,000   $10,623,171    8.39%      Kroger
                                                                 ---------------------------------------------
                                                                   203,708   $28,288,275   $16,994,676    8.32%
                                                                 ---------------------------------------------
           Total Dispositions                                      611,179   $55,240,000   $43,946,401    9.70%
                                                                 =============================================

2004 DEVELOPMENT SALES
------------------------------------------------------

                                        Gross  Regency's
                                        Sales  Share of
 Date  Property Name  City/State   GLA  Price  Proceeds   Yield    Anchor Tenant
 ----  -------------  ----------   ---  -----  --------   -----    -------------

Sales to Macquarie Countrywide Joint Venture
--------------------------------------------

         None

Sales to Third Parties
----------------------

         None

IN-PROCESS DEVELOPMENTS
March 31, 2004
------------------------------------------------------

           Project Name                                MSA                 State            Anchor Tenant          Anchor Opens
------------------------------------------------------------------------------------------------------------------------------------
          Phenix Crossing                              None                  AL                Publix                07/07/04
Valleydale Village Shopping Center                  Birmingham               AL                Publix                06/25/03
Alameda Bridgeside Shopping Center                Orange County              CA               Nob Hill               05/01/05
            Bear Creek                       Riverside-San Bernandino        CA             Stater Bros.             10/01/04
  Clayton Valley Shopping Center                     Oakland                 CA                Safeway               05/01/05
           Falcon Ridge                      Riverside-San Bernandino        CA                Target                12/01/04
              Gilroy                                 San Jose                CA            Kohl's, Target            05/01/04
       Hasley Canyon Village                       Los Angeles               CA                Ralph's               11/01/04
      Victoria Gateway Center                Riverside-San Bernandino        CA             Circuit City             12/01/04
       Vista Village Phase I                        San Diego                CA          Krikorian Theatres          01/01/04
      Vista Village Phase I I                       San Diego                CA                Staples               01/01/04
     Centerplace of Greeley II                       Greeley                 CO                Kohl's                05/01/04
          Hilltop Center                              Denver                 CO             King Soopers             11/01/03
            New Windsor                              Greeley                 CO             King Soopers             11/01/03
         East Towne Center                           Orlando                 FL                Publix                10/16/03
        Johns Creek Center                         Jacksonville              FL                Publix                01/21/05
     Vineyard Shopping Center                      Tallahassee               FL                Publix                11/14/02
        Independence Square                          Detroit                 MI                Kroger                07/01/04
     McMinnville Market Center                       Portland                OR              Albertson's             07/01/04
          Murray Landing                             Columbia                SC                Publix                10/08/03
          Pelham Commons                            Greenville               SC                Publix                06/25/03
         Atascocita Center                           Houston                 TX                Kroger                11/01/03
         Kleinwood Center                            Houston                 TX                  HEB                 10/01/03
           Legacy Center                              Dallas                 TX              Albertson's             06/01/03
        Main Street Center                            Dallas                 TX              Albertson's             09/01/03
             Rockwall                                 Dallas                 TX               Tom Thumb              07/01/04
          Signature Plaza                             Dallas                 TX                Kroger                02/01/05
            Spring West                              Houston                 TX                  HEB                 04/01/05
             Hollymead                           Charlottesville             VA             Harris Teeter            05/01/05
            Signal Hill                          Washington D.C.             VA        Shoppers Food Warehouse       10/01/04
  Padden Parkway (Phase I and II)                    Portland                WA              Albertson's             05/01/03
       Spokane Valley Plaza                          Spokane                 WA               PetSmart               01/01/05

------------------------------------------------------------------------------------------------------------------------------------
        Total Consolidated
====================================================================================================================================


         Hermosa-PCH & 2nd                         Los Angeles               CA                Sav-On                07/01/04
          Indian Springs                             Houston                 TX                  HEB                 03/19/04
------------------------------------------------------------------------------------------------------------------------------------
        Total Unconsolidated
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
   Total In-Process Developments
====================================================================================================================================

                                                                                      Est. NOI
                                     Est. Net                                         Yield on            Company
                                    Development                      Est. Gross Costs Net Dev.   Company  Owned %    Gross      %
           Project Name                Costs       Est. Gross Costs   to Complete(1)  Costs(2)     GLA    Leased      GLA     Leased
------------------------------------------------------------------------------------------------------------------------------------

          Phenix Crossing            6,856,026        8,712,357         2,751,948      9.98%      56,563    80%       56,563    80%
Valleydale Village Shopping Center  12,693,494       14,907,654           946,410      9.39%     118,466    63%      118,466    63%
Alameda Bridgeside Shopping Center  20,540,464       22,962,812        15,407,424     10.25%     103,010    57%      103,010    57%
            Bear Creek              17,233,931       18,709,208        13,169,822      9.11%      81,219    79%       81,219    79%
  Clayton Valley Shopping Center    34,663,441       34,663,441         8,234,304      8.35%     236,683    82%      236,683    82%
           Falcon Ridge             31,644,196       43,553,133        35,816,814     11.50%     231,141    61%      368,339    76%
              Gilroy                47,713,689       69,717,120        21,475,418     10.56%     334,409    91%      487,175    94%
       Hasley Canyon Village        14,172,796       14,497,569        10,004,089     10.57%      69,835    87%       69,835    87%
      Victoria Gateway Center       16,650,012       18,261,038        12,843,551     11.25%     104,215    70%      110,715    72%
       Vista Village Phase I        23,428,629       24,096,249         2,644,066     11.27%     130,262    86%      130,262    86%
      Vista Village Phase I I       11,672,144       12,228,444         4,527,948      9.33%      34,000     0%       65,388    48%
     Centerplace of Greeley II       8,563,886       10,240,337         2,448,403     10.33%      98,124    90%       98,124    90%
          Hilltop Center             7,069,930       14,145,464           498,389     11.46%     100,028    87%      100,028    87%
            New Windsor              4,804,623       11,552,304           882,906     13.07%      95,877    82%       95,877    82%
         East Towne Center           9,445,542       11,137,722         2,376,067      9.61%      69,841    88%       69,841    88%
        Johns Creek Center          13,974,597       16,644,197        11,267,970     11.67%     105,371    44%      105,371    44%
     Vineyard Shopping Center        6,235,049        9,223,684           287,864     10.54%      62,821    84%       62,821    84%
        Independence Square         10,795,245       14,300,718         6,834,222      9.82%      88,995    74%       88,995    74%
     McMinnville Market Center       7,301,458        7,824,448         4,274,177     11.18%      74,400    87%       74,400    87%
          Murray Landing             7,285,235       10,104,067           125,407      9.78%      64,441    91%       64,441    91%
          Pelham Commons             8,974,721        9,885,797           275,191     10.11%      76,541    91%       76,541    91%
         Atascocita Center          11,147,738       16,155,603         7,630,217     10.84%      94,180    80%       94,180    80%
         Kleinwood Center           22,959,125       27,027,574         1,934,573     10.33%     152,906    77%      152,906    77%
           Legacy Center             9,504,247       16,266,527           661,767     10.82%      56,669    67%      119,473    84%
        Main Street Center           6,382,771       11,151,558         1,560,906     11.90%      42,922    70%      105,244    88%
             Rockwall                9,914,951       14,125,212         7,589,178     10.63%      65,644     0%      122,661    46%
          Signature Plaza            3,630,011        8,246,731         4,890,645     14.93%      28,795    12%       90,757    72%
            Spring West             16,991,328       20,942,590        14,133,213     10.35%     128,796    74%      128,796    74%
             Hollymead              26,662,755       36,069,455        22,503,157     10.15%     155,507    39%      298,007    68%
            Signal Hill             17,655,073       17,895,073        11,030,315     10.76%     108,481    76%      108,481    76%
  Padden Parkway (Phase I and II)   11,226,409       13,904,840           767,414     10.52%      83,569    78%       88,569    79%
       Spokane Valley Plaza          4,868,295        4,868,295         3,368,887     16.72%      38,647    52%       38,647    52%

-----------------------------------------------------------------------------------------------------------------------------------
        Total Consolidated         462,661,811      584,021,221       233,162,661     10.48%   3,292,358    73%    4,011,815    78%
===================================================================================================================================


         Hermosa-PCH & 2nd           5,472,264        5,472,264         1,530,751     11.06%      13,212   100%       13,212   100%
          Indian Springs            18,005,717       24,217,985         6,976,057     11.82%     135,756    73%      135,756    73%
-----------------------------------------------------------------------------------------------------------------------------------
        Total Unconsolidated        23,477,981       29,690,249         8,506,808     10.40%     148,968    75%      148,968    75%
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
   Total In-Process Developments   486,139,792      613,711,470       241,669,469     10.47%   3,441,326    73%    4,160,783    78%
===================================================================================================================================

Notes:
(1) Construction in progress (CIP) balance and costs to date on in process developments are not equal. CIP balance contains costs of land held for development, deposits on contracts and other pre-closing costs.
(2) The NOI Yield on total costs after allocating land basis for outparcel proceeds is estimated to be 9.6%.

IN-PROCESS DEVELOPMENTS FUNDING & STABILIZATION SCHEDULE
March 31, 2004
----------------------------------------------------------


In-Process Developments Projected Funding (1)
($ Thousands)
                                                        Q2 2004E            Q3 2004E              Q4 2004E            2005+E

Properties in development                           $65,000 - $75,000   $55,000 - $65,000    $40,000 - $50,000   $52,000 -$82,000

(1) Funding for in-process consolidated and unconsolidated developments, excludes projected funding of future developments.


Estimated Property Stabilization
($ Thousands)

                                        Q1 2004A        Q2 2004E             Q3 2004E             Q4 2004E              2005+E
Properties in development (2)

 Gross Dev. Costs:                      $119,529    $0,000 - $10,000    $80,000 - $100,000   $65,000 - $125,000  $289,000 - $339,000

  Net Dev. Costs:                        $97,479    $0,000 - $10,000    $70,000 - $90,000    $50,000 - $105,000  $211,000 - $236,000


(2) 40%- 80% of properties in development are expected to be sold within 6 months of stabilization at a 10-20% profit margin and between 7-12% after out parcel allocation and income taxes.

                                                                 INVESTMENTS IN REAL ESTATE PARTNERSHIPS
                                                                             March 31, 2004


                                                                Number of    Total       Total          Total
Legal Entity                               Property Name        Properties    GLA       Assets          Debt        Lender
------------                               -------------        ----------    ---       ------          ----        ------

Queensborough Associates, L.P.             Queensborough            1        82,333  $   6,909,996   $           -     -

OTR/Regency Texas Realty Holdings, L.P.    Village Center
                                           & Creekside *            -             -        617,071               -     -

Tinwood LLC                                Regency Village          1        83,170     18,623,152               -     -

Columbia Regency Retail Partners, LLC      Various                 13     2,131,261    291,762,628      96,710,000  Various

Macquarie-Regency                          Various                 26     2,937,953    408,618,571     210,569,116  Various

Jog Road, LLC                              Shops of San Marco       1        96,537     16,139,422      11,000,000  Wachovia

Regency Woodlands/Kuykendahl Retail, Ltd.  Indian Springs Center    1       135,756     20,006,949       9,771,919  Wells Fargo

Hermosa Venture 2002, LLC                  Hermosa Beach            1        13,212      4,423,689               -       -
                                                           -------------------------------------------------------
                                                                   44     5,480,222  $ 767,101,478   $ 328,051,035
                                                           =======================================================

                                                                Regency
                                           --------------------------------------------------
                                             Ownership    Share       Investment     Equity
Legal Entity                                 Interest    of Debt       03/31/04      Pick-up
------------                                 --------    -------       --------      -------

Queensborough Associates, L.P.               50.00%   $          -  $   3,456,774   $    77,429

OTR/Regency Texas Realty Holdings, L.P.
                                             30.00%              -              -     1,226,472

Tinwood LLC                                  50.00%              -     10,093,038        91,287

Columbia Regency Retail Partners, LLC        20.00%     19,342,000     38,747,678       591,222

Macquarie-Regency                            25.00%     48,765,142     38,166,787       665,866

Jog Road, LLC                                50.00%      5,500,000      2,402,706        94,940

Regency Woodlands/Kuykendahl Retail, Ltd.    50.00%      4,885,960      5,425,826        (2,199)

Hermosa Venture 2002, LLC                    27.00%              -      3,111,208          (423)
                                             -----------------------------------------------------
                                                      $ 78,493,101  $ 101,404,018   $ 2,744,594
                                             =====================================================

* Properties were sold  in March 2004

                                UNCONSOLIDATED REAL ESTATE PARTNERSHIPS
                                          Balance Sheets
                                 March 31, 2004 and December 31, 2003
--------------------------------------------------------------------------------
                                         (in thousands)

                                                                         2004                 2003
                                                                         ----                 ----
Assets
------
Real estate, at cost
   Land                                                         $        278,534              291,665
   Buildings and improvements                                            407,553              432,157
                                                                    -------------        -------------
                                                                         686,087              723,822
   Less:  accumulated depreciation                                        24,963               23,076
                                                                    -------------        -------------
                                                                         661,124              700,746
   Properties in development                                              30,032               26,784
                                                                    -------------        -------------
      Net real estate investments                                        691,156              727,530

Cash and cash equivalents                                                 17,465               19,716
Tenant receivables, net of allowance
     for uncollectible accounts                                            9,513               13,806
Deferred costs, less accumulated amortization                              4,555                4,821
Acquired lease intangible assets, net                                     43,725               45,252
Other assets                                                                 687                1,065
                                                                    -------------        -------------
                                                                $        767,101              812,190
                                                                    =============        =============


Liabilities and Equity
Liabilities:
   Notes payable                                                $        328,051              322,238
   Accounts payable and other liabilities                                 10,843               12,012
   Tenants' security and escrow deposits                                   2,103                2,090
                                                                    -------------        -------------
      Total liabilities                                                  340,997              336,340
                                                                    -------------        -------------

Equity:
   Equity - Regency Centers                                              101,404              140,496
   Equity - Third parties                                                324,700              335,354
                                                                    -------------        -------------
      Total equity                                                       426,104              475,850
                                                                    -------------        -------------
                                                                $        767,101              812,190
                                                                    =============        =============


DEBT: (in thousands)

             Average Interest Rate            Average Maturity                 2004                  2003
             ---------------------            ----------------                 ----                  ----

Fixed               5.35%                         01/20/10              $      238,241              228,077
Variable        LIBOR + 1.27%                     01/14/05              $       89,810               94,161

                               UNCONSOLIDATED REAL ESTATE PARTNERSHIPS
                                       Statements of Operations
                         For the three months ended March 31, 2004 and 2003
--------------------------------------------------------------------------------------------------
                                           (in thousands)


                                                                          2004                      2003
                                                                          ----                      ----

Revenues:
   Property revenues                                        $                    22,463                  16,269
                                                                  ----------------------     -------------------

Operating expenses:
   Operating and maintenance                                                      3,423                   2,298
   Real estate taxes                                                              2,500                   1,886
                                                                  ----------------------     -------------------
      Total operating expenses                                                    5,923                   4,184
                                                                  ----------------------     -------------------

Net operating income                                                             16,540                  12,085
                                                                  ----------------------     -------------------

Other expense (income):
   General and administrative                                                       723                     494
   Depreciation and amortization expense                                          5,705                   3,438
   Interest expense, net                                                          3,656                   2,152
   Gain on sale of operating properties                                          (8,211)                   (676)
                                                                  ----------------------     -------------------
      Total other expense (income)                                                1,873                   5,408
                                                                  ----------------------     -------------------

  Net income                                                $                    14,667                   6,677
                                                                  ======================     ===================


Regency's Pro Rata Share of:
  Net Operating Income                                      $                     4,055                   3,211
                                                                  ======================     ===================

SECURITIES ISSUED OTHER THAN COMMON STOCK

Security Issued :      SERIES 3 CUMULATIVE REDEEMABLE PREFERRED STOCK
                       -Regency Centers Corporation

                      o        Issuance Date           April 3, 2003
                      o        Original Amount Issued  $75 Million
                      o        Conversion              Nonconvertible
                      o        Dividend                7.45% annual dividend
                      o               Redeemable       On or after April 3, 2008

Security               Issued : PERPETUAL PREFERRED UNITS -
                       Regency Centers, L.P.

                      o        Issuance Dates          Jun-98, Sep-99, May-00,
                                                         Sep-00
                      o        Original Amount Issued  $384 Million
                      o        Redemption              $155 Million
                      o             Average Rate       8.88%
                      o        Current Balance         $229 Million

Security Issued :      EXCHANGEABLE OPERATING PARTNERSHIP UNITS
                       -Regency Centers, L.P.

                     o        Issuance Date           Variable
                     o        Units Outstanding       1,026,379 OP Units
                     o        Conversion              Convertible into Common
                                                        Stock 1:1
                     o        Dividend                Equal to current Common
                                                        Dividend

SUMMARY RETAIL PROPERTY INFORMATION
------------------------------------------------------

Retail Real Estate Portfolio                            Current          12/31/03             12/31/02         12/31/01
-----------------------------------------             ----------------------------------------------------------------------

Company owned GLA (including joint ventures)           29,761,376       30,347,744           29,482,626       29,089,493

GLA under Development                                   3,441,326        3,984,509            3,126,483        3,865,745

Company owned GLA Growth                                 -1.9%             2.9%                 1.4%             3.9%

Total GLA including anchor owned stores                31,832,429       32,456,685           31,400,423       31,050,725

-----------------------------------------------------------------------------------------------------------------------------

Total Retail Shopping Center Properties                   260               265                 262               272

Properties in Development included above                   33               36                   34               41

Total Grocery anchored shopping centers                   222               228                 225               225

-----------------------------------------------------------------------------------------------------------------------------

% leased - All Properties                                92.8%             92.2%               91.5%             92.7%

% leased - Excluding Development                         95.4%             95.4%               94.8%             94.9%

-----------------------------------------------------------------------------------------------------------------------------

Total Net Operating Income                            $67,888,843      $273,439,380         $282,136,389     $264,640,770

Base rent growth                                          8.5%             9.5%                10.8%             10.5%

Same Property NOI Growth                                  2.3%             2.7%                 3.0%             3.2%

                                                                     PORTFOLIO SUMMARY REPORT BY REGION
                                                                              March 31, 2004

                                                                                                                 Company Owned GLA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Yr Const or    Year
           Property Name                JV      State         MSA            Region     Last Rnvtn   Acquired      Dec-03
------------------------------------------------------------------------------------------------------------------------------------
       Mid-Atlantic Region
       -------------------
Pike Creek                                        DE       Wilmington     Mid-Atlantic      1981       1998       229,510
White Oak - Dover DE                              DE         Dover        Mid-Atlantic      2000       2000        10,908
------------------------------------------------------------------------------------------------------------------------------------
                                                  DE                                                              240,418
====================================================================================================================================
Clinton Park                           JV-C       MD     Washington DC    Mid-Atlantic       0         2003       188,243
------------------------------------------------------------------------------------------------------------------------------------
                                                  MD                                                              188,243
====================================================================================================================================
Echelon Village Plaza                             NJ      Philadelphia    Mid-Atlantic      2000       2000        88,993
------------------------------------------------------------------------------------------------------------------------------------
                                                  NJ                                                               88,993
====================================================================================================================================
Hershey                                           PA          None        Mid-Atlantic      2000       2000         6,000
------------------------------------------------------------------------------------------------------------------------------------
                                                  PA                                                                6,000
====================================================================================================================================
Ashburn Farm Market Center                        VA     Washington DC    Mid-Atlantic      2000       2000        91,905
Brookville Plaza                       JV-M       VA       Lynchburg      Mid-Atlantic      1991       1998        63,665
Cheshire Station                                  VA     Washington DC    Mid-Atlantic      2000       2000        97,156
Hollymead Town Center                             VA    Charlottesville   Mid-Atlantic      2004       2003       155,207
The Market at Opitz Crossing                      VA     Washington DC    Mid-Atlantic      2003       2003       149,810
Signal Hill                                       VA     Washington DC    Mid-Atlantic      2004       2003       108,481
Somerset Crossing                                 VA     Washington DC    Mid-Atlantic      2002       2002       104,553
Statler Square Phase I                            VA          None        Mid-Atlantic      1996       1998       133,660
Tall Oaks Village Center                          VA     Washington DC    Mid-Atlantic      1998       2002        69,331
Village Center at Dulles               JV-C       VA     Washington DC    Mid-Atlantic      1991       2002       298,601
------------------------------------------------------------------------------------------------------------------------------------
                                                  VA                                                            1,272,369
------------------------------------------------------------------------------------------------------------------------------------
Regional Totals                                                           Mid-Atlantic                          1,796,023
====================================================================================================================================
          Midwest Region
          --------------
Frankfort Crossing Shopping Center                IL        Chicago          Midwest         0         2003       107,734
Hinsdale                                          IL        Chicago          Midwest        1986       1998       178,975
Westbrook Commons                                 IL        Chicago          Midwest        1984       2001       121,502
------------------------------------------------------------------------------------------------------------------------------------
                                                  IL                                                              408,211
====================================================================================================================================
Franklin Square                        JV-M       KY       Lexington         Midwest        1988       1998       203,317
Shoppes of Ft Wright                              KY       Cincinnati        Midwest        2003       2003        20,360
Silverlake                             JV-M       KY       Cincinnati        Midwest        1988       1998        99,352
------------------------------------------------------------------------------------------------------------------------------------
                                                  KY                                                              323,029
====================================================================================================================================
Fenton Marketplace                                MI         Flint           Midwest        1999       1999        97,224
Independence Square                               MI        Detroit          Midwest        2004       2003        88,995
Lakeshore                                         MI        Detroit          Midwest        1996       1998        85,940
Waterford Towne Center                            MI        Detroit          Midwest        1998       1998        96,101
------------------------------------------------------------------------------------------------------------------------------------
                                                  MI                                                              368,260
====================================================================================================================================
St Ann Square                                     MO       St. Louis         Midwest        1986       1998        82,498
------------------------------------------------------------------------------------------------------------------------------------
                                                  MO                                                               82,498
====================================================================================================================================

                                     Company Owned GLA                 % Leased
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Grocery Anchor
           Property Name                  Mar-04               Dec-03            Mar-04             GLA            Grocery Anchor
------------------------------------------------------------------------------------------------------------------------------------
       Mid-Atlantic Region
       -------------------
Pike Creek                                229,510              99.52%             99.4%            49,069               Acme
White Oak - Dover DE                       10,908             100.00%            100.0%                 -               --
------------------------------------------------------------------------------------------------------------------------------------
                                          240,418               99.5%             99.4%            49,069               1
====================================================================================================================================
Clinton Park                              188,243              90.17%             91.5%            43,000              Giant
------------------------------------------------------------------------------------------------------------------------------------
                                          188,243               90.2%             91.5%            43,000               1
====================================================================================================================================
Echelon Village Plaza                      88,993              89.44%             93.9%            48,776            Genuardi's
------------------------------------------------------------------------------------------------------------------------------------
                                           88,993               89.4%             93.9%            48,776               1
====================================================================================================================================
Hershey                                     6,000             100.00%            100.0%                 -               --
------------------------------------------------------------------------------------------------------------------------------------
                                            6,000              100.0%            100.0%                 -               0
====================================================================================================================================
Ashburn Farm Market Center                 91,905             100.00%            100.0%            48,999              Giant
Brookville Plaza                           63,665              98.12%             98.1%            52,864              Kroger
Cheshire Station                           97,156             100.00%            100.0%            55,163            Safeway
Hollymead Town Center                     155,507              39.05%             39.0%            60,607          Harris Teeter
The Market at Opitz Crossing              149,810              99.29%            100.0%            51,922            Safeway
Signal Hill                               108,481              66.48%             76.2%            67,470    Shoppers Food Warehouse
Somerset Crossing                         104,128             100.00%            100.0%            67,470    Shoppers Food Warehouse
Statler Square Phase I                    133,660              97.91%             97.9%            65,003              Kroger
Tall Oaks Village Center                   69,331             100.00%            100.0%            38,763              Giant
Village Center at Dulles                  298,601              99.18%             99.2%            48,424    Shoppers Food Warehouse
------------------------------------------------------------------------------------------------------------------------------------
                                        1,272,244               89.1%             90.0%           556,685              10
------------------------------------------------------------------------------------------------------------------------------------
Regional Totals                         1,795,898               90.7%             91.7%           697,530              13
====================================================================================================================================
          Midwest Region
          --------------
Frankfort Crossing Shopping Center        107,734              98.19%             96.6%            64,937             Jewel
Hinsdale                                  178,975              98.99%             99.0%            69,540            Dominick's
Westbrook Commons                         121,502              92.84%             92.0%            51,304           Dominicks
------------------------------------------------------------------------------------------------------------------------------------
                                          408,211               97.0%             96.3%           185,781               3
====================================================================================================================================
Franklin Square                           203,317              97.93%             97.9%            50,499              Kroger
Shoppes of Ft Wright                       18,856              93.12%            100.6%                 -               --
Silverlake                                 99,352              98.49%             98.5%            60,000              Kroger
------------------------------------------------------------------------------------------------------------------------------------
                                          321,525               97.8%             98.3%           110,499               2
====================================================================================================================================
Fenton Marketplace                         97,224              98.56%             97.1%            53,739           Farmer Jack
Independence Square                        88,995              72.50%             74.1%            60,137             Kroger
Lakeshore                                  85,940              85.04%             85.0%            49,465              Kroger
Waterford Towne Center                     96,101              91.26%             95.6%            60,202              Kroger
------------------------------------------------------------------------------------------------------------------------------------
                                          368,260               87.2%             88.4%           223,543               4
====================================================================================================================================
St Ann Square                                   -              91.48%              0.0%            43,483             National
------------------------------------------------------------------------------------------------------------------------------------
                                                                91.5%               NA             43,483               0
====================================================================================================================================

                                                                                                               Company Owned GLA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Yr Const or    Year
           Property Name                JV      State         MSA            Region     Last Rnvtn   Acquired      Dec-03
------------------------------------------------------------------------------------------------------------------------------------

Beckett Commons                                   OH       Cincinnati        Midwest        1995       1998       121,498
Cherry Grove                                      OH       Cincinnati        Midwest        1997       1998       195,497
Cherry Street Center                              OH         Toledo          Midwest        2000       2000        54,660
East Pointe                                       OH        Columbus         Midwest        1993       1998        86,524
Hyde Park                                         OH       Cincinnati        Midwest        1995       1997       397,893
Kingsdale Shopping Center                         OH        Columbus         Midwest        1999       1997       270,470
Kroger New Albany Center               JV-O       OH        Columbus         Midwest        1999       1999        91,722
Maxtown Road (Northgate)                          OH        Columbus         Midwest        1996       1998        85,100
Park Place Shopping Center                        OH        Columbus         Midwest        1988       1998       106,833
Regency Milford Center                JV-MD       OH       Cincinnati        Midwest        2001       2001       108,903
Shoppes at Mason                                  OH       Cincinnati        Midwest        1997       1998        80,800
Westchester Plaza                                 OH       Cincinnati        Midwest        1988       1998        88,181
Windmiller Plaza Phase I                          OH        Columbus         Midwest        1997       1998       120,362
Worthington Park Centre                           OH        Columbus         Midwest        1991       1998        93,095
------------------------------------------------------------------------------------------------------------------------------------
                                                  OH                                                            1,901,538
------------------------------------------------------------------------------------------------------------------------------------
Regional Totals                                                              Midwest                            3,083,536
====================================================================================================================================
          Pacific Region
          --------------
Alameda Bridgeside Shopping Center                CA     Orange County       Pacific        2004       2003       103,510
Amerige Heights Town Center           JV-MD       CA      Los Angeles        Pacific        2000       2000        96,679
Bear Creek Village Center                         CA   Riverside-San Bernard Pacific        2004       2003        81,219
Blossom Valley                                    CA        San Jose         Pacific        1990       1999        93,315
Campus Marketplace                     JV-M       CA       San Diego         Pacific        2000       2000       144,288
Clayton Valley                                    CA        Oakland          Pacific        2004       2003       236,683
Corral Hollow                          JV-O       CA        Stockton         Pacific        2000       2000       167,118
Costa Verde                                       CA       San Diego         Pacific        1988       1999       178,622
Diablo Plaza                                      CA        Oakland          Pacific        1982       1999        63,214
El Camino                                         CA      Los Angeles        Pacific        1995       1999       135,883
El Cerrito Plaza                      JV-MD       CA     San Francisco       Pacific        2000       2000       255,953
El Norte Parkway Pla                              CA       San Diego         Pacific        1984       1999        87,990
Encina Grande                                     CA        Oakland          Pacific        1965       1999       102,499
Falcon Ridge                                      CA   Riverside-San Bernard Pacific        2004       2003       245,857
Friars Mission                                    CA       San Diego         Pacific        1989       1999       146,897
Garden Village Shopping Center         JV-M       CA      Los Angeles        Pacific        2000       2000       112,852
Gelson's Westlake Market Plaza                    CA        Ventura          Pacific        2002       2002        84,468
Gilroy                                            CA        San Jose         Pacific        2003       2002       334,409
Hasley Canyon Village                             CA      Los Angeles        Pacific        2003       2003        69,800
Heritage Plaza                                    CA     Orange County       Pacific        1981       1999       231,602
Hermosa Beach                          JV-O       CA      Los Angeles        Pacific        2003       2003        13,212
Loehmanns Plaza California                        CA        San Jose         Pacific        1983       1999       113,310

                                    Company Owned GLA              % Leased
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Grocery Anchor
           Property Name                 Mar-04               Dec-03            Mar-04             GLA            Grocery Anchor
-----------------------------------------------------------------------------------------------------------------------------------

Beckett Commons                          121,498             100.00%             98.3%            70,815             Kroger
Cherry Grove                             195,497              89.27%             90.1%            66,336              Kroger
Cherry Street Center                      54,660             100.00%            100.0%            54,660           Farmer Jack
East Pointe                               86,524              98.38%             98.4%            59,120             Kroger
Hyde Park                                397,893              95.23%             98.9%           169,267          Kroger/Thriftway
Kingsdale Shopping Center                270,470              72.09%             69.8%            56,006             Big Bear
Kroger New Albany Center                  91,722             100.00%             98.5%            63,805              Kroger
Maxtown Road (Northgate)                  85,100             100.00%            100.0%            62,000              Kroger
Park Place Shopping Center               106,833              96.33%             41.5%                 -                --
Regency Milford Center                   108,903              88.42%             88.4%            65,000              Kroger
Shoppes at Mason                          80,800              97.52%             97.5%            56,800              Kroger
Westchester Plaza                         88,181             100.00%            100.0%            66,523              Kroger
Windmiller Plaza Phase I                 120,362              97.92%             97.9%            76,555              Kroger
Worthington Park Centre                   93,095              94.21%             94.2%            52,337              Kroger
------------------------------------------------------------------------------------------------------------------------------------
                                       1,901,538               92.5%             89.7%           919,224               13
------------------------------------------------------------------------------------------------------------------------------------
Regional Totals                        2,999,534               93.0%             91.4%         1,482,530               22
====================================================================================================================================
          Pacific Region
          --------------
Alameda Bridgeside Shopping Center       103,010              60.31%             56.9%            58,660            Nob Hill
Amerige Heights Town Center               96,679             100.00%            100.0%            57,560           Albertson's
Bear Creek Village Center                 81,219              65.62%             79.4%            44,093          Stater Brother
Blossom Valley                            93,315              94.40%             98.1%            34,208             Safeway
Campus Marketplace                       144,288             100.00%            100.0%            58,527             Ralph's
Clayton Valley                            36,683              83.18%             82.4%            47,541            Safeway
Corral Hollow                            167,118             100.00%            100.0%            65,715            Safeway
Costa Verde                              178,622             100.00%            100.0%            40,000           Albertson's
Diablo Plaza                              63,214             100.00%            100.0%            53,000             Safeway
El Camino                                135,883             100.00%            100.0%            35,650        Von's Food & Drug
El Cerrito Plaza                          56,048              96.30%             97.0%            77,888     Albertson's/Trader Joe
El Norte Parkway Pla                      87,990              82.46%             84.0%            42,315       Von's Food & Drug
Encina Grande                            102,499              93.81%             93.8%            22,500             Safeway
Falcon Ridge                             231,141              21.28%             61.3%            43,718        Stater Brothers
Friars Mission                           146,897             100.00%            100.0%            55,303             Ralph's
Garden Village Shopping Center           112,852             100.00%            100.0%            57,050           Albertson's
Gelson's Westlake Market Plaza            84,468              84.71%             94.6%            37,500             Gelsons
Gilroy                                    34,409              89.58%             91.3%                 -               --
Hasley Canyon Village                     69,835              81.02%             87.0%            52,340             Ralph's
Heritage Plaza                           231,602              98.94%             98.5%            44,376             Ralph's
Hermosa Beach                             13,212             100.00%            100.0%                 -               --
Loehmanns Plaza California               113,310             100.00%             99.1%            53,000             Safeway

                                                                                                               Company Owned GLA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Yr Const or    Year
           Property Name                JV      State         MSA            Region     Last Rnvtn   Acquired      Dec-03
------------------------------------------------------------------------------------------------------------------------------------

Valencia Crossroads                               CA      Los Angeles        Pacific        2003       2002       180,517
Morningside Plaza                                 CA     Orange County       Pacific        1996       1999        91,600
Newland Center                                    CA     Orange County       Pacific        1985       1999       149,174
Oakbrook Plaza                                    CA        Ventura          Pacific        1982       1999        83,279
Park Plaza Shopping Center             JV-C       CA      Los Angeles        Pacific        1991       2001       193,529
Plaza Hermosa                                     CA      Los Angeles        Pacific        1984       1999        94,940
Powell Street Plaza                               CA        Oakland          Pacific        1987       2001       165,928
Folsom Prairie City Crossing                      CA       Sacramento        Pacific        1999       1999        93,134
Rona Plaza                                        CA     Orange County       Pacific        1989       1999        51,754
Rosecrans & Inglewood                             CA      Los Angeles        Pacific        2002       2002        12,000
San Leandro                                       CA        Oakland          Pacific        1982       1999        50,432
Santa Ana Downtown                                CA     Orange County       Pacific        1987       1999       100,305
Seal Beach                             JV-C       CA     Orange County       Pacific        1966       2002        74,215
Sequoia Station                                   CA     San Francisco       Pacific        1996       1999       103,148
Strawflower Village                               CA     San Francisco       Pacific        1985       1999        78,827
Tassajara Crossing                                CA        Oakland          Pacific        1990       1999       146,188
The Shops of Santa Barbara                        CA     Santa Barbara       Pacific        2004       2003        35,135
Torrance Strouds                                  CA      Los Angeles        Pacific        2002       2002        13,435
Twin Peaks                                        CA       San Diego         Pacific        1988       1999       198,139
Ventura Village                                   CA        Ventura          Pacific        1984       1999        76,070
Victoria Gateway Center                           CA   Riverside-San Bernard Pacific        2004       2003        97,862
Vista Village Phase I & II                        CA       San Diego         Pacific        2003       2002       164,262
West Park Plaza                                   CA        San Jose         Pacific        1996       1999        88,103
Westlake Village Plaza and Center                 CA        Ventura          Pacific        1975       1999       190,525
Westridge                                         CA      Los Angeles        Pacific        2003       2001        97,286
Woodman Van Nuys                                  CA      Los Angeles        Pacific        1992       1999       107,614
Woodside Central                                  CA     San Francisco       Pacific        1993       1999        80,591
------------------------------------------------------------------------------------------------------------------------------------
                                                  CA                                                            5,917,372
====================================================================================================================================
Cherry Park Market                                OR        Portland         Pacific        1997       1999       113,518
Hillsboro Market Center                JV-M       OR        Portland         Pacific        2000       2000       150,356
McMinnville Market Center                         OR        Portland         Pacific        2003       2003        74,400
Murrayhill Marketplace                            OR        Portland         Pacific        1988       1999       149,215
Sherwood Crossroads                               OR        Portland         Pacific        1999       1999        84,266
Sherwood Market Center                            OR        Portland         Pacific        1995       1999       124,257
Sunnyside 205                                     OR        Portland         Pacific        1988       1999        53,094
Walker Center                                     OR        Portland         Pacific        1987       1999        89,609
------------------------------------------------------------------------------------------------------------------------------------
                                                  OR                                                              838,715
====================================================================================================================================

                                     Company Owned GLA                 % Leased
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Grocery Anchor
           Property Name                  Mar-04               Dec-03            Mar-04             GLA            Grocery Anchor
------------------------------------------------------------------------------------------------------------------------------------
Valencia Crossroads                       179,608             100.00%             93.5%            35,000           Whole Foods
Morningside Plaza                          91,600             100.00%             96.5%            42,630          Stater Brother
Newland Center                            149,174             100.00%            100.0%            58,000           Albertson's
Oakbrook Plaza                             83,279              98.20%             98.2%            43,842           Albertson's
Park Plaza Shopping Center                197,166              91.78%             95.7%            28,210       Von's Food & Drug
Plaza Hermosa                              94,940             100.00%            100.0%            36,800        Von's Food & Drug
Powell Street Plaza                       165,928              98.05%            100.0%            10,122         Trader Joe's
Folsom Prairie City Crossing               93,134              91.31%             95.0%            55,255             Safeway
Rona Plaza                                 51,754             100.00%            100.0%            37,194          Food 4 Less
Rosecrans & Inglewood                                         100.00%              0.0%                 -               --
San Leandro                                50,432             100.00%            100.0%            38,250             Safeway
Santa Ana Downtown                        100,305              98.83%             97.9%            37,972           Food 4 Less
Seal Beach                                 74,215              98.90%             97.7%            25,000             Safeway
Sequoia Station                           103,148             100.00%            100.0%            62,050             Safeway
Strawflower Village                        78,827             100.00%            100.0%            33,753             Safeway
Tassajara Crossing                        146,188             100.00%            100.0%            56,496             Safeway
The Shops of Santa Barbara                 35,135              81.83%             81.8%                 -               --
Torrance Strouds                                              100.00%              0.0%                 -               --
Twin Peaks                                198,139              97.92%             96.1%            44,686           Albertson's
Ventura Village                            76,070             100.00%            100.0%            42,500        Von's Food & Drug
Victoria Gateway Center                   104,215              68.86%             70.4%                 -               --
Vista Village Phase I & II                164,262              84.69%             68.0%                 -               --
West Park Plaza                            88,103             100.00%            100.0%            24,712            Safeway
Westlake Village Plaza and Center         190,525              97.01%             97.7%            41,300       Von's Food & Drug
Westridge                                  97,286              95.89%             99.0%            50,782           Albertson's
Woodman Van Nuys                          107,614             100.00%            100.0%            77,648             Gigante
Woodside Central                           80,591             100.00%            100.0%                 -               --
------------------------------------------------------------------------------------------------------------------------------------
                                        5,885,932               91.4%             93.1%         1,863,146              41
====================================================================================================================================
Cherry Park Market                        113,518              91.74%             90.9%            55,164            Safeway
Hillsboro Market Center                   150,356              92.46%             93.4%            57,370           Albertson's
McMinnville Market Center                  74,400              83.45%             87.1%            53,641          Albertson's
Murrayhill Marketplace                    149,215              86.57%             85.7%            41,132           Safeway
Sherwood Crossroads                        84,266              95.73%             92.9%            55,227             Safeway
Sherwood Market Center                    124,257              98.31%             98.3%            49,793           Albertson's
Sunnyside 205                              53,094              98.15%             99.3%                 -               --
Walker Center                              89,609              93.98%             94.0%                 -               --
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                          838,715               92.2%             92.2%           312,327               6
====================================================================================================================================

                                                                                                               Company Owned GLA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Yr Const or    Year
           Property Name                JV      State         MSA            Region     Last Rnvtn   Acquired      Dec-03
------------------------------------------------------------------------------------------------------------------------------------

Cascade Plaza                          JV-C       WA        Seattle          Pacific        1999       1999       217,657
Inglewood Plaza                                   WA        Seattle          Pacific        1985       1999        17,253
James Center                           JV-M       WA         Tacoma          Pacific        1999       1999       140,240
Padden Parkway Market Center                      WA        Portland         Pacific        2003       2002        88,569
Pine Lake Village                                 WA        Seattle          Pacific        1989       1999       102,953
Sammamish Highland                                WA        Seattle          Pacific        1992       1999       101,289
South Point Plaza                                 WA        Seattle          Pacific        1997       1999       190,355
Southcenter                                       WA        Seattle          Pacific        1990       1999        58,282
Spokane Valley                                    WA          None           Pacific        2004       2003             -
Thomas Lake                                       WA        Seattle          Pacific        1998       1999       103,872
------------------------------------------------------------------------------------------------------------------------------------
                                                  WA                                                            1,020,470
------------------------------------------------------------------------------------------------------------------------------------
Regional Totals                                                              Pacific                            7,776,557
====================================================================================================================================
         Southeast Region
Southgate Village Shopping Ctr         JV-M       AL       Birmingham       Southeast       1988       2001        75,092
The Marketplace Alex City                         AL          None          Southeast       1987       1993       162,723
Phenix Crossing                                   AL          None          Southeast       2004       2003        56,563
Trace Crossing                                    AL       Birmingham       Southeast       2002       2001        74,130
Valleydale Village Shop Center                    AL       Birmingham       Southeast       2003       2002       118,466
Village in Trussville                             AL       Birmingham       Southeast       1987       1993        56,356
------------------------------------------------------------------------------------------------------------------------------------
                                                  AL                                                              543,330
====================================================================================================================================
Anastasia Plaza                        JV-M       FL      Jacksonville      Southeast       1988       1993       102,342
Aventura Shopping Center                          FL         Miami          Southeast       1974       1994       102,876
Beneva Village Shops                              FL        Sarasota        Southeast       1987       1998       141,532
Berkshire Commons                                 FL         Naples         Southeast       1992       1994       106,354
Bloomingdale                                      FL         Tampa          Southeast       1987       1998       267,935
Bolton Plaza                                      FL      Jacksonville      Southeast       1988       1994       172,938
Boynton Lakes Plaza                               FL    West Palm Beach     Southeast       1993       1997       130,924
Carriage Gate                                     FL      Tallahassee       Southeast       1978       1994        76,833
Chasewood Plaza                                   FL    West Palm Beach     Southeast       1986       1993       155,603
Courtyard Shopping Center                         FL      Jacksonville      Southeast       1987       1993       137,256
East Port Plaza                                   FL      Fort Pierce       Southeast       1991       1997       235,842
East Towne Shopping Center                        FL        Orlando         Southeast       2003       2002        69,841
Fleming Island                                    FL      Jacksonville      Southeast       2000       1998       136,662
Garden Square                                     FL         Miami          Southeast       1991       1997        90,258
Grande Oak                                        FL    Ft Myers-Cape Coral Southeast       2000       2000        78,784
Highland Square                        JV-M       FL      Jacksonville      Southeast       1999       1998       262,194

                                     Company Owned GLA               % Leased
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Grocery Anchor
           Property Name                  Mar-04               Dec-03            Mar-04             GLA            Grocery Anchor
------------------------------------------------------------------------------------------------------------------------------------

Cascade Plaza                             211,072              99.21%             99.2%            49,440             Safeway
Inglewood Plaza                            17,253             100.00%            100.0%                 -               --
James Center                              140,240              95.52%             94.1%            68,273            Fred Myer
Padden Parkway Market Center               83,569              75.91%             77.9%            52,443           Albertson's
Pine Lake Village                         102,953             100.00%            100.0%            40,982          Quality Foods
Sammamish Highland                        101,289              97.24%             97.2%            55,000             Safeway
South Point Plaza                         190,355              97.48%             97.5%            55,443           Cost Cutters
Southcenter                                58,282             100.00%            100.0%                 -               --
Spokane Valley                             38,647               NA                52.0%                 -               --
Thomas Lake                               103,872             100.00%             97.6%            50,065           Albertson's
------------------------------------------------------------------------------------------------------------------------------------
                                        1,047,532               96.4%             94.5%           371,646               7
------------------------------------------------------------------------------------------------------------------------------------
Regional Totals                         7,772,179               92.1%             93.2%         2,547,119              54
====================================================================================================================================
         Southeast Region
Southgate Village Shopping Ctr             75,092             100.00%            100.0%            46,733              Publix
The Marketplace Alex City                       -              95.70%              0.0%            47,668            Winn-Dixie
Phenix Crossing                            56,563              77.82%             80.3%            38,997              Publix
Trace Crossing                             74,130              85.55%             95.2%            51,420             Publix
Valleydale Village Shop Center            118,466              66.50%             63.1%            44,271             Publix
Village in Trussville                      56,356              84.03%            100.0%            38,380             Bruno's
------------------------------------------------------------------------------------------------------------------------------------
                                          380,607               85.5%             84.7%           267,469               5
====================================================================================================================================
Anastasia Plaza                           102,342              91.33%             91.3%            48,555              Publix
Aventura Shopping Center                  102,876              89.51%             89.5%            35,908              Publix
Beneva Village Shops                      141,532              94.87%             97.4%            42,112            Publix
Berkshire Commons                         106,354              98.65%             98.6%            65,537              Publix
Bloomingdale                              267,935              99.62%             99.6%            39,795              Publix
Bolton Plaza                              172,938              94.28%             94.0%                 -               --
Boynton Lakes Plaza                       130,924             100.00%            100.0%            56,000            Winn-Dixie
Carriage Gate                              76,833              95.64%             95.6%                 -               --
Chasewood Plaza                           155,603              96.62%             98.5%            54,420              Publix
Courtyard Shopping Center                 137,256             100.00%            100.0%            62,771          Albertson's
East Port Plaza                           235,842              71.57%             71.6%            42,112            Publix
East Towne Shopping Center                 69,841              78.24%             88.3%            44,840              Publix
Fleming Island                            136,662              98.28%            100.0%            47,955              Publix
Garden Square                              90,258              97.51%             98.7%            42,112            Publix
Grande Oak                                 78,784             100.00%             98.2%            54,379              Publix
Highland Square                           262,194              98.82%             98.8%            84,314       Publix/Winn-Dixie

                                                                                                               Company Owned GLA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Yr Const or    Year
           Property Name                JV      State         MSA            Region     Last Rnvtn   Acquired      Dec-03
------------------------------------------------------------------------------------------------------------------------------------

John's Creek Shopping Center                      FL      Jacksonville      Southeast       2004       2003        90,041
Julington Village                      JV-C       FL      Jacksonville      Southeast       1999       1999        81,821
Kings Crossing Sun City                JV-M       FL         Tampa          Southeast       1999       1999        75,020
Lynnhaven                              JV-M       FL      Panama City       Southeast       2001       2001        63,871
Mainstreet Square                                 FL        Orlando         Southeast       1988       1997       107,134
Mariners Village                                  FL        Orlando         Southeast       1986       1997       133,440
Marketplace  St. Pete                             FL         Tampa          Southeast       1983       1995        90,296
Martin Downs Village Center                       FL      Fort Pierce       Southeast       1985       1993       121,946
Martin Downs Village Shoppes                      FL      Fort Pierce       Southeast       1998       1993        49,773
Millhopper                                        FL      Gainesville       Southeast       1974       1993        84,065
Newberry Square                                   FL      Gainesville       Southeast       1986       1994       180,524
Ocala Corners                          JV-M       FL      Tallahassee       Southeast       2000       2000        86,772
Ocean Breeze                                      FL      Fort Pierce       Southeast       1985       1993       108,209
Old St. Augustine Plaza                           FL      Jacksonville      Southeast       1990       1996       175,459
Palm Harbor Shopping Village           JV-M       FL     Daytona Beach      Southeast       1991       1996       172,758
Palm Trails Plaza                                 FL    Fort Lauderdale     Southeast       1998       1997        76,067
Peachland Promenade                               FL      Punta Gorda       Southeast       1991       1995        82,082
Pebblebrook Plaza                      JV-M       FL         Naples         Southeast       2000       2000        76,767
Pine Tree Plaza                                   FL      Jacksonville      Southeast       1999       1997        60,787
Regency Court                                     FL      Jacksonville      Southeast       1992       1997       218,649
Regency Square  Brandon                           FL         Tampa          Southeast       1986       1993       349,848
Regency Village                        JV-O       FL        Orlando         Southeast       2002       2000        83,170
Shoppes @ 104                          JV-M       FL         Miami          Southeast       1990       1998       108,192
Shops of San Marco                     JV-O       FL    West Palm Beach     Southeast       2002       2002        91,537
Starke                                            FL      Jacksonville      Southeast       2000       2000        12,738
Town Center at Martin Downs                       FL      Fort Pierce       Southeast       1996       1996        64,546
Town Square                                       FL         Tampa          Southeast       1999       1997        44,679
University Collection                             FL         Tampa          Southeast       1984       1996       106,899
University Marketplace                            FL         Miami          Southeast       1990       1993       129,121
Village Center 6                                  FL         Tampa          Southeast       1993       1995       181,110
Vineyard Shopping Center                          FL      Tallahassee       Southeast       2002       2001        62,821
Welleby                                           FL    Fort Lauderdale     Southeast       1982       1996       109,949
Wellington Town Square                            FL    West Palm Beach     Southeast       1982       1996       105,150
Willa Springs Shopping Center                     FL        Orlando         Southeast       2000       2000        89,930
------------------------------------------------------------------------------------------------------------------------------------
                                                  FL                                                            5,943,345
====================================================================================================================================

                                     Company Owned GLA                % Leased
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Grocery Anchor
           Property Name                  Mar-04               Dec-03            Mar-04             GLA            Grocery Anchor
------------------------------------------------------------------------------------------------------------------------------------

John's Creek Shopping Center              105,371              49.80%             43.9%            44,840              Publix
Julington Village                          81,821             100.00%            100.0%            51,420             Publix
Kings Crossing Sun City                    75,020             100.00%            100.0%            51,420             Publix
Lynnhaven                                  63,871             100.00%            100.0%            44,271             Publix
Mainstreet Square                         107,134              87.70%             92.2%            56,000            Winn-Dixie
Mariners Village                          133,440              96.35%             96.4%            45,500            Winn-Dixie
Marketplace  St. Pete                      90,296              98.77%             97.7%            36,464              Publix
Martin Downs Village Center               121,946             100.00%            100.0%                 -               --
Martin Downs Village Shoppes               49,773              86.33%             90.8%                 -               --
Millhopper                                 84,065              98.51%            100.0%            37,244              Publix
Newberry Square                           180,524              96.54%             95.6%            39,795              Publix
Ocala Corners                              86,772             100.00%            100.0%            61,171           Publix
Ocean Breeze                              108,209              83.55%             82.4%            36,464              Publix
Old St. Augustine Plaza                   175,459              99.40%            100.0%            51,832             Publix
Palm Harbor Shopping Village              172,758              99.73%             99.7%            45,254              Publix
Palm Trails Plaza                          76,067             100.00%             98.4%            59,562            Winn-Dixie
Peachland Promenade                        82,082              94.09%             94.1%            48,890              Publix
Pebblebrook Plaza                          76,767             100.00%            100.0%            61,166            Publix
Pine Tree Plaza                            60,787             100.00%             97.4%            37,866              Publix
Regency Court                             218,649              99.42%             99.4%                 -               --
Regency Square  Brandon                   349,848              95.55%             96.0%                 -               --
Regency Village                            83,170              87.49%             89.4%            54,379              Publix
Shoppes @ 104                             108,192              98.71%             98.7%            46,368            Winn-Dixie
Shops of San Marco                         96,537             100.00%             94.8%            44,271             Publix
Starke                                     12,738             100.00%            100.0%                 -               --
Town Center at Martin Downs                64,546             100.00%            100.0%            56,146             Publix
Town Square                                44,679              97.46%             99.3%                 -               --
University Collection                     106,899              95.32%             90.5%            40,143          Kash N Karry
University Marketplace                    129,121              93.26%             93.3%            63,139          Albertson's
Village Center 6                          181,110              98.45%             98.5%            36,434              Publix
Vineyard Shopping Center                   62,821              83.84%             83.8%            44,271             Publix
Welleby                                   109,949              98.91%            100.0%            46,779              Publix
Wellington Town Square                    111,310              94.25%             96.7%            36,464              Publix
Willa Springs Shopping Center              89,930             100.00%             97.6%            44,271             Publix
------------------------------------------------------------------------------------------------------------------------------------
                                        5,969,835               94.9%             94.9%         2,042,634              42
====================================================================================================================================

                                                                                                               Company Owned GLA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Yr Const or    Year
           Property Name                JV      State         MSA            Region     Last Rnvtn   Acquired      Dec-03
------------------------------------------------------------------------------------------------------------------------------------

Ashford Place                                     GA        Atlanta         Southeast       1993       1997        53,450
Briarcliff La Vista                               GA        Atlanta         Southeast       1962       1997        39,203
Briarcliff Village                                GA        Atlanta         Southeast       1990       1997       187,156
Buckhead Court                                    GA        Atlanta         Southeast       1984       1997        55,235
Cambridge Square Shopping Ctr                     GA        Atlanta         Southeast       1979       1996        71,475
Cromwell Square                                   GA        Atlanta         Southeast       1990       1997        70,282
Cumming 400                                       GA        Atlanta         Southeast       1994       1997       126,900
Delk Spectrum                                     GA        Atlanta         Southeast       1991       1998       100,539
Dunwoody Hall                                     GA        Atlanta         Southeast       1986       1997        89,351
Dunwoody Village                                  GA        Atlanta         Southeast       1975       1997       120,597
Killian Hill Center                    JV-M       GA        Atlanta         Southeast       2000       2000       113,216
Loehmanns Plaza Georgia                           GA        Atlanta         Southeast       1986       1997       137,601
Memorial Bend Shopping Center                     GA        Atlanta         Southeast       1995       1997       177,283
Orchard Square                         JV-M       GA        Atlanta         Southeast       1987       1995        93,222
Paces Ferry Plaza                                 GA        Atlanta         Southeast       1987       1997        61,696
Powers Ferry Square                               GA        Atlanta         Southeast       1987       1997        97,705
Powers Ferry Village                              GA        Atlanta         Southeast       1994       1997        78,996
Rivermont Station                                 GA        Atlanta         Southeast       1996       1997        90,267
Roswell Village                        JV-C       GA        Atlanta         Southeast       1997       1997       145,334
Russell Ridge                                     GA        Atlanta         Southeast       1995       1994        98,558
------------------------------------------------------------------------------------------------------------------------------------
                                                  GA                                                            2,008,066
====================================================================================================================================
Bent Tree Plaza                        JV-M       NC        Raleigh         Southeast       1994       1998        79,503
Carmel Commons                                    NC       Charlotte        Southeast       1979       1997       132,651
Garner                                            NC        Raleigh         Southeast       1998       1998       221,776
Glenwood Village                                  NC        Raleigh         Southeast       1983       1997        42,864
Kernersville Plaza                                NC       Greensboro       Southeast       1997       1998        72,590
Lake Pine Plaza                                   NC        Raleigh         Southeast       1997       1998        87,691
Maynard Crossing                                  NC        Raleigh         Southeast       1997       1998       122,832
Southpoint Crossing                               NC        Raleigh         Southeast       1998       1998       103,128
Union Square Shopping Center                      NC       Charlotte        Southeast       1989       1996        97,191
Woodcroft Shopping Center                         NC        Raleigh         Southeast       1984       1996        89,835
------------------------------------------------------------------------------------------------------------------------------------
                                                  NC                                                            1,050,061
====================================================================================================================================

                                     Company Owned GLA              % Leased
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Grocery Anchor
           Property Name                  Mar-04               Dec-03            Mar-04             GLA            Grocery Anchor
------------------------------------------------------------------------------------------------------------------------------------

Ashford Place                              53,450              98.57%            100.0%                 -               --
Briarcliff La Vista                        39,203             100.00%            100.0%                 -               --
Briarcliff Village                        187,156              98.51%             98.5%            43,454              Publix
Buckhead Court                             55,235              81.24%             81.2%                 -               --
Cambridge Square Shopping Ctr              71,475              98.95%            100.0%            40,852              Kroger
Cromwell Square                            70,282             100.00%            100.0%                 -               --
Cumming 400                               126,900              95.90%             94.6%            56,146             Publix
Delk Spectrum                             100,539             100.00%             96.8%            45,044              Publix
Dunwoody Hall                              89,351             100.00%             96.5%            44,271             Publix
Dunwoody Village                          120,597              92.00%             87.1%            18,400          Fresh Market
Killian Hill Center                       113,216              97.55%             97.5%            54,340              Publix
Loehmanns Plaza Georgia                   137,601              95.36%             97.8%                 -               --
Memorial Bend Shopping Center             177,283              95.46%             95.0%            56,146             Publix
Orchard Square                             93,222              94.85%             94.9%            44,271             Publix
Paces Ferry Plaza                          61,696             100.00%            100.0%                 -               --
Powers Ferry Square                        97,705              91.59%             91.6%                 -               --
Powers Ferry Village                       78,996              99.87%             99.9%            47,955              Publix
Rivermont Station                          90,267             100.00%            100.0%            58,261             Kroger
Roswell Village                           145,334              83.67%             84.3%            37,888              Publix
Russell Ridge                              98,558             100.00%            100.0%            63,296              Kroger
------------------------------------------------------------------------------------------------------------------------------------
                                        2,008,066               95.8%             95.4%           610,324              13
====================================================================================================================================
Bent Tree Plaza                            79,503             100.00%             98.5%            54,153             Kroger
Carmel Commons                            137,151              93.24%             97.4%            14,300          Fresh Market
Garner                                    221,776             100.00%             98.3%            57,590              Kroger
Glenwood Village                           42,864              89.73%             89.7%            27,764          Harris Teeter
Kernersville Plaza                         72,590             100.00%            100.0%            57,590          Harris Teeter
Lake Pine Plaza                            87,691             100.00%             92.0%            57,590              Kroger
Maynard Crossing                          122,832             100.00%            100.0%            55,973              Kroger
Southpoint Crossing                       103,128             100.00%             96.9%            59,160             Kroger
Union Square Shopping Center               97,191             100.00%            100.0%            33,000          Harris Teeter
Woodcroft Shopping Center                  89,835             100.00%             98.7%            40,832            Food Lion
------------------------------------------------------------------------------------------------------------------------------------
                                        1,054,561               98.7%             97.7%           457,952              10
====================================================================================================================================

                                                                                                                 Company Owned GLA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Yr Const or    Year
           Property Name                JV      State         MSA            Region     Last Rnvtn   Acquired      Dec-03
------------------------------------------------------------------------------------------------------------------------------------

Merchants Village                      JV-M       SC       Charleston       Southeast       1997       1997        79,724
Murray Landing                                    SC        Columbia        Southeast       2003       2002        64,441
Pelham Commons                                    SC       Greenville       Southeast       2003       2002        76,541
Queensborough                          JV-O       SC       Charleston       Southeast       1993       1998        82,333
Rosewood Shopping Center               JV-M       SC        Columbia        Southeast       2001       2001        36,887
------------------------------------------------------------------------------------------------------------------------------------
                                                  SC                                                              339,926
====================================================================================================================================
Dickson (Hwy 46 & 70)                             TN          None          Southeast       1998       1998        10,908
Harpeth Village Fieldstone                        TN       Nashville        Southeast       1998       1997        70,091
Nashboro                                          TN       Nashville        Southeast       1998       1998        86,811
Northlake Village I & II                          TN       Nashville        Southeast       1988       2000       151,629
Peartree Village                                  TN       Nashville        Southeast       1997       1997       114,795
West End Avenue                                   TN       Nashville        Southeast       1998       1998        10,000
------------------------------------------------------------------------------------------------------------------------------------
                                                  TN                                                              444,234
------------------------------------------------------------------------------------------------------------------------------------
Regional Totals                                                             Southeast                          10,328,962
====================================================================================================================================
         Southwest Region
Anthem Marketplace                                AZ        Phoenix         Southwest       2000       2003       113,292
Anthem, The Shops                                 AZ        Phoenix         Southwest       2000       2003        35,710
Palm Valley Marketplace                JV-C       AZ        Phoenix         Southwest       1999       2001       107,629
Paseo Village                                     AZ        Phoenix         Southwest       1998       1999        92,399
Pima Crossing                                     AZ        Phoenix         Southwest       1996       1999       239,438
Stonebridge Center                                AZ        Phoenix         Southwest       2000       2000        30,236
The Provinces                                     AZ        Phoenix         Southwest       2000       2000        34,202
------------------------------------------------------------------------------------------------------------------------------------
                                                  AZ                                                              652,906
====================================================================================================================================
Boulevard Center                                  CO         Denver         Southwest       1986       1999        88,511
Buckley Square                                    CO         Denver         Southwest       1978       1999       111,146
Centerplace of Greeley                            CO        Greeley         Southwest       2003       2002       148,610
Centerplace of Greeley II                         CO        Greeley         Southwest       2003       2002        98,124
Cheyenne Meadows                       JV-M       CO    Colorado Springs    Southwest       1998       1998        89,893
Crossroads Commons                     JV-C       CO        Boulder         Southwest       1986       2001       144,288
Hilltop Village                                   CO         Denver         Southwest       2003       2002       100,048
Monument Jackson Creek                            CO    Colorado Springs    Southwest       1999       1998        85,263
Leetsdale Marketplace                             CO         Denver         Southwest       1993       1999       119,916
Littleton Square                                  CO         Denver         Southwest       1997       1999        94,257
Lloyd King Center                                 CO         Denver         Southwest       1998       1998        83,326
New Windsor Marketplace                           CO        Greeley         Southwest       2003       2002        95,877
Stroh Ranch                                       CO         Denver         Southwest       1998       1998        93,436

                                     Company Owned GLA                % Leased
------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Grocery Anchor
           Property Name                  Mar-04               Dec-03            Mar-04             GLA            Grocery Anchor
------------------------------------------------------------------------------------------------------------------------------------

Merchants Village                          79,724             100.00%            100.0%            37,888              Publix
Murray Landing                             64,441              91.35%             91.3%            44,840              Publix
Pelham Commons                             76,541              90.58%             90.6%            44,271             Publix
Queensborough                              82,333             100.00%            100.0%            65,796              Publix
Rosewood Shopping Center                   36,887              95.12%             97.6%            27,887              Publix
------------------------------------------------------------------------------------------------------------------------------------
                                          339,926               95.7%             96.0%           220,682               5
====================================================================================================================================
Dickson (Hwy 46 & 70)                      10,908             100.00%            100.0%                 -               --
Harpeth Village Fieldstone                 70,091             100.00%            100.0%            55,377              Publix
Nashboro                                   86,811              95.16%             95.2%            61,224             Kroger
Northlake Village I & II                  151,629              92.48%             92.5%            64,537              Kroger
Peartree Village                          114,795             100.00%            100.0%            65,538          Harris Teeter
West End Avenue                            10,000             100.00%            100.0%                 -               --
------------------------------------------------------------------------------------------------------------------------------------
                                          444,234               96.5%             96.5%           246,676               4
------------------------------------------------------------------------------------------------------------------------------------
Regional Totals                        10,197,229               95.1%             95.0%         3,845,737              79
====================================================================================================================================
         Southwest Region
         ----------------
Anthem Marketplace                        113,292             100.00%            100.0%            55,256             Safeway
Anthem, The Shops                          35,710              86.89%             86.9%                 -               --
Palm Valley Marketplace                   107,629              96.26%            100.0%            55,403             Safeway
Paseo Village                              92,399              67.20%             66.5%                 -               --
Pima Crossing                             239,438             100.00%            100.0%                 -               --
Stonebridge Center                         30,236              75.93%             75.9%            55,250             Safeway
The Provinces                              34,296              72.83%             96.0%            55,256             Safeway
------------------------------------------------------------------------------------------------------------------------------------
                                          653,000               91.5%             93.2%           221,165               4
====================================================================================================================================
Boulevard Center                           88,511              92.04%             95.5%            52,700             Safeway
Buckley Square                            111,146             100.00%             96.8%            62,400           King Soopers
Centerplace of Greeley                    148,610              76.22%             87.2%            58,374             Safeway
Centerplace of Greeley II                  98,124              90.10%             90.1%                 -               --
Cheyenne Meadows                           89,893             100.00%            100.0%            69,913          King Soopers
Crossroads Commons                        144,288             100.00%            100.0%            40,846           Whole Foods
Hilltop Village                           100,028              84.89%             87.5%            66,000           King Soopers
Monument Jackson Creek                     85,263             100.00%            100.0%            69,913          King Soopers
Leetsdale Marketplace                     119,916             100.00%            100.0%            62,600             Safeway
Littleton Square                           94,257             100.00%            100.0%            49,751          King Soopers
Lloyd King Center                          83,326             100.00%            100.0%            61,040          King Soopers
New Windsor Marketplace                    95,877              76.08%             81.9%            66,507           King Soopers
Stroh Ranch                                93,436             100.00%            100.0%            69,719          King Soopers

                                                                                                               Company Owned GLA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Yr Const or    Year
           Property Name                JV      State         MSA            Region     Last Rnvtn   Acquired      Dec-03
------------------------------------------------------------------------------------------------------------------------------------

Willow Creek Center                    JV-C       CO         Denver         Southwest       1985       2001       166,421
Woodmen Plaza                                     CO    Colorado Springs    Southwest       1998       1998       104,558
------------------------------------------------------------------------------------------------------------------------------------
                                                  CO                                                            1,623,674
====================================================================================================================================
Addison Town Center                    JV-C       TX         Dallas         Southwest       1993       2003       183,983
Alden Bridge                                      TX        Houston         Southwest       1998       2002       138,952
Arapaho Village                                   TX         Dallas         Southwest       1997       1999       103,033
Atascocita Center                                 TX        Houston         Southwest       2003       2002        94,180
Bethany Park Place                                TX         Dallas         Southwest       1998       1998        74,066
Casa Linda Plaza                                  TX         Dallas         Southwest       1997       1999       324,639
Champions Forest                                  TX        Houston         Southwest       1983       1999       115,247
Cochran's Crossing                                TX        Houston         Southwest       1994       2002       138,192
Cooper Street                                     TX       Fort Worth       Southwest       1992       1999       133,196
Creekside                              JV-O       TX       Fort Worth       Southwest       1998       1998       101,016
Fort Bend Center                                  TX        Houston         Southwest       2000       2000        30,164
Hancock                                           TX         Austin         Southwest       1998       1999       410,438
Hebron Park                            JV-M       TX         Dallas         Southwest       1999       1999        46,800
Hillcrest Village                                 TX         Dallas         Southwest       1991       1999        14,530
Indian Springs Center                  JV-O       TX        Houston         Southwest       2003       2002       135,756
Keller Town Center                                TX       Fort Worth       Southwest       1999       1999       114,937
Kleinwood Center                                  TX        Houston         Southwest       2003       2002       152,906
Lebanon/Legacy Center                             TX         Dallas         Southwest       2002       2000        56,669
MacArthur Park Phase II                JV-C       TX         Dallas         Southwest       1999       1999       198,443
Main Street Center                                TX         Dallas         Southwest       2002       2002        42,821
Market at Preston Forest                          TX         Dallas         Southwest       1990       1999        90,171
Market at Round Rock                              TX         Austin         Southwest       1987       1999       123,046
Matlock Center                                    TX         Dallas         Southwest       2000       2000        40,068
Mills Pointe                                      TX         Dallas         Southwest       1986       1999       126,186
Mockingbird Common                                TX         Dallas         Southwest       1987       1999       120,321
North Hills                                       TX         Austin         Southwest       1995       1999       144,019
Northview Plaza                                   TX         Dallas         Southwest       1991       1999       116,016
Panther Creek                                     TX        Houston         Southwest       1994       2002       165,660
Preston Park                                      TX         Dallas         Southwest       1985       1999       273,396
Prestonbrook                                      TX         Dallas         Southwest       1998       1998        91,274
Prestonwood Park                                  TX         Dallas         Southwest       1999       1999       101,024
Rockwall                                          TX         Dallas         Southwest       2004       2002        65,644
Shiloh Springs                                    TX         Dallas         Southwest       1998       1998       110,040
Signature Plaza                                   TX         Dallas         Southwest       2004       2003        28,795
Southlake                              JV-O       TX       Fort Worth       Southwest       1998       1998       118,092
Southpark                                         TX         Tyler          Southwest       1997       1999       147,088
Spring West Center                                TX        Houston         Southwest       2004       2003       128,796
Sterling Ridge                                    TX        Houston         Southwest       2000       2002       128,643
Sweetwater Plaza                       JV-C       TX        Houston         Southwest       2000       2001       134,045

                                    Company Owned GLA                % Leased
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Grocery Anchor
           Property Name                 Mar-04               Dec-03            Mar-04             GLA            Grocery Anchor
-----------------------------------------------------------------------------------------------------------------------------------

Willow Creek Center                      166,421              97.88%             97.9%            53,294             Safeway
Woodmen Plaza                            104,558             100.00%            100.0%            69,716          King Soopers
------------------------------------------------------------------------------------------------------------------------------------
                                       1,623,654               94.2%             95.7%           852,773              14
====================================================================================================================================
Addison Town Center                      183,983              79.16%             75.1%            50,540              Kroger
Alden Bridge                             138,952              96.51%             96.5%            67,768              Kroger
Arapaho Village                          103,033              82.80%             82.8%            43,256            Tom Thumb
Atascocita Center                         94,180              77.46%             80.3%            62,680              Kroger
Bethany Park Place                        74,066             100.00%            100.0%            58,374              Kroger
Casa Linda Plaza                         324,639              85.09%             81.5%            59,561          Albertson's
Champions Forest                         115,247              88.61%             85.5%            56,457          Randall's Food
Cochran's Crossing                       138,192             100.00%            100.0%            63,449              Kroger
Cooper Street                            133,196             100.00%            100.0%                 -               --
Creekside                                      -              98.61%              0.0%            60,932              Kroger
Fort Bend Center                          30,164              76.39%             76.4%            67,106             Kroger
Hancock                                  410,329              96.75%             96.4%            90,217             H.E.B.
Hebron Park                               46,800              88.03%             88.0%            59,460           Albertson's
Hillcrest Village                         14,530             100.00%            100.0%                 -               --
Indian Springs Center                    135,756              63.78%             72.7%            79,000              H.E.B.
Keller Town Center                       114,937              96.71%             97.8%            63,631           Tom Thumb
Kleinwood Center                         152,906              72.52%             77.0%            78,348              H.E.B.
Lebanon/Legacy Center                     56,669              64.65%             67.3%            62,804           Albertson's
MacArthur Park Phase II                  198,443             100.00%            100.0%            63,373              Kroger
Main Street Center                        42,922              70.13%             70.0%            62,322           Albertson's
Market at Preston Forest                  90,171             100.00%            100.0%            50,365            Tom Thumb
Market at Round Rock                     123,046              95.81%             95.8%            63,800           Albertson's
Matlock Center                            40,068              91.75%             95.5%            42,000             Wal-Mart
Mills Pointe                             126,186              85.32%             85.3%            52,688            Tom Thumb
Mockingbird Common                       120,321              91.15%             89.6%            48,525            Tom Thumb
North Hills                              144,019             100.00%             98.7%            60,465              H.E.B.
Northview Plaza                          116,016              90.32%             90.3%            58,890              Kroger
Panther Creek                            165,660              93.36%             94.3%            65,800          Randall's Food
Preston Park                             273,396              78.24%             79.0%            52,688            Tom Thumb
Prestonbrook                              91,274             100.00%            100.0%            63,373              Kroger
Prestonwood Park                         101,024              88.38%             82.5%            62,322           Albertson's
Rockwall                                  65,644               0.00%              0.0%            57,017           Tom Thumb
Shiloh Springs                           110,040              93.64%             95.0%            60,932              Kroger
Signature Plaza                           28,795               0.00%             11.8%            61,962             Kroger
Southlake                                      -              96.42%              0.0%            60,932              Kroger
Southpark                                      -              97.96%              0.0%            54,980           Albertson's
Spring West Center                       128,796              72.89%             74.1%           109,121             H.E.B.
Sterling Ridge                           128,643             100.00%            100.0%            63,373              Kroger
Sweetwater Plaza                         134,045             100.00%            100.0%            65,241             Kroger

                                                                                                                Company Owned GLA
------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Yr Const or    Year
           Property Name                JV      State         MSA            Region     Last Rnvtn   Acquired      Dec-03
------------------------------------------------------------------------------------------------------------------------------------

Trophy Club                                       TX       Fort Worth       Southwest       1999       1999       106,607
Valley Ranch Centre                               TX         Dallas         Southwest       1997       1999       117,187
------------------------------------------------------------------------------------------------------------------------------------
                                                  TX                                                            5,086,086
------------------------------------------------------------------------------------------------------------------------------------
Regional Totals                                                             Southwest                           7,362,666
====================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------------
Regency Centers Total                                                                                          30,347,744
====================================================================================================================================


                                    Company Owned GLA              % Leased
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Grocery Anchor
           Property Name                 Mar-04               Dec-03            Mar-04             GLA            Grocery Anchor
-----------------------------------------------------------------------------------------------------------------------------------

Trophy Club                              106,607              85.30%             85.3%            63,654            Tom Thumb
Valley Ranch Centre                      117,187              86.69%             85.5%            55,750            Tom Thumb
------------------------------------------------------------------------------------------------------------------------------------
                                       4,719,882               88.1%             87.4%         2,423,156              36
------------------------------------------------------------------------------------------------------------------------------------
Regional Totals                        6,996,536               89.8%             89.9%         3,497,094              54
====================================================================================================================================



------------------------------------------------------------------------------------------------------------------------------------
Regency Centers Total                 29,761,376               92.6%             92.8%        12,070,010             222
====================================================================================================================================



  JV-C:    Joint Venture with Columbia (Oregon Public Employees Retirement Fund)
  JV-M:    Joint Venture with Macquarie Country-wide U.S.
  JV-MD:   Joint Venture with Macquarie Direct Property U.S.
  JV-O:    Other, single property joint ventue

SUMMARY OF TENANT RENTS EXCEEDING .5% OF TOTAL RENTS
March 31, 2004
----------------------------------------------------------

                                                                                     % of Pro-Rata                     # of
                                                                         Pro-Rata      Annualized                     Leased
                                                       % of Company     Annualized      Company        Total # of    Stores in
               Tenant                  Tenant GLA*      Owned GLA       Base Rent*      Base Rent     Leased Shares    JV
===============================================================================================================================
Kroger                                  3,305,011          11.1%         25,063,678        8.11%            55          12
Publix                                  2,453,698           8.2%         15,782,464        5.11%            53          17
Safeway                                 1,907,364           6.4%         15,208,036        4.92%            39           6
Albertsons                                852,599           2.9%          6,822,488        2.21%            16           3
Blockbuster                               382,181           1.3%          6,674,674        2.16%            68           8
H.E.B. Grocery                            417,151           1.4%          4,497,612        1.46%             5           1
Kohl's Department Store                   265,782           0.9%          3,079,752        1.00%             3           0
Harris Teeter                             244,499           0.8%          2,914,612        0.94%             5           0
Washington Mutual Bank                    129,543           0.4%          2,732,521        0.88%            34           5
Walgreens                                 225,216           0.8%          2,586,623        0.84%            16           2
Winn Dixie                                379,470           1.3%          2,533,716        0.82%             7           2
Shoppers Food Warehouse/ Supervalu        183,364           0.6%          2,252,476        0.73%             3           1
Hallmark                                  170,493           0.6%          2,132,587        0.69%            40           9
Eckerd                                    187,858           0.6%          1,945,040        0.63%            20           4
Stater Brothers                           130,441           0.4%          1,930,417        0.62%             3           0
Starbucks                                  81,337           0.3%          1,830,312        0.59%            53          13
Long's Drugs                              235,576           0.8%          1,774,785        0.57%            10           3
Circuit City                              116,860           0.4%          1,764,956        0.57%             4           0
The UPS Store                             107,990           0.4%          1,738,967        0.56%            77          21
Hollywood Video                            93,518           0.3%          1,729,141        0.56%            15           2
Subway                                     84,570           0.3%          1,696,746        0.55%            68          12
Michaels                                  166,015           0.6%          1,658,716        0.54%             6           0
Target                                    240,086           0.8%          1,589,996        0.51%             2           0
Great Clips                                85,607           0.3%          1,573,290        0.51%            67          11
Petco                                     131,791           0.4%          1,570,386        0.51%            10           3


                                                                        # of Tenant-
                                                                          Owned         Total # of Stores (including
GLA owned & occupied by the anchor not included above:                    Stores               Tenant-Owned)
                                                                        ------------------------------------------------------
Albertsons                                   439,518                         7                      23
Safeway                                      481,523                         9                      48
Kroger                                       191,748                         3                      58
Target                                       890,494                         7                       9
Wal-Mart                                     133,524                         2                       4
                                     ----------------
                                           2,136,807
                                     ================



* GLA includes 100% of the GLA in unconsolidated joint ventures. Pro-Rata Annualized Base Rent includes only Regency's pro-rata share of rent from unconsolidated joint ventures.

TENANT LEASE EXPIRATIONS
----------------------------------------------------------------------
The following table sets forth, for all leases in place as of March 31, 2004, a schedule of the lease expirations of operating properties for the next ten years, assuming that no tenants exercise renewal options:

                                                                                                    In-Place
                                                                Pro-Rata In-                         Minimum
                                             Percent of        Place Minimum        Percent of      Rent Under
                                               Total            Rent Under             Total         Expiring      Expiring per
     Lease                                    Company            Expiring             Minimum       Leases--at     sq. ft A.B.R.
Expiration Year          Expiring GLA           SF               Leases*               Rent **         100%           at 100%
================================================================================================= ==================================

      (1)                  306,388              1.2%              3,774,475             1.3%          4,415,140       14.41
      2004                 923,371              3.5%             15,185,013             5.2%         17,228,192       18.66
      2005               2,175,240              8.3%             30,871,555            10.5%         35,174,379       16.17
      2006               2,734,554             10.5%             36,645,363            12.5%         41,325,816       15.11
      2007               2,889,865             11.1%             36,849,515            12.6%         42,947,022       14.86
      2008               2,684,505             10.3%             35,271,317            12.0%         40,444,890       15.07
      2009               1,750,675              6.7%             20,623,602             7.0%         22,882,156       13.07
      2010               1,039,271              4.0%             10,324,496             3.5%         12,486,932       12.02
      2011               1,056,501              4.0%             11,233,258             3.8%         13,696,668       12.96
      2012               1,206,923              4.6%             12,629,753             4.3%         17,141,301       14.20
      2013                 813,515              3.1%             10,197,264             3.5%         12,405,282       15.25
                      ===========================================================================  =================================
 10 Year Total          17,580,808             67.2%            223,605,609            76.2%        260,147,778

Thereafter               8,563,033             32.8%             69,930,591            23.8%         85,932,820       10.04
                      ===========================================================================  =================================
                        26,143,841            100.0%            293,536,200           100.0%        346,080,598       13.24


--------------------------------------------------------------------------------
(1) Leases currently under month to month lease or in process of renewal

 * Expiring GLA includes 100% of the GLA in unconsolidated joint ventures. Pro-Rata In-Place Minimum Rent Under Expiring Leases includes only Regency's pro-rata share of rent from unconsolidated joint ventures.


**Total Minimum Rent includes base rent for all properties, but excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

EARNINGS and VALUATION GUIDANCE
March 31, 2004
------------------------------------------------------------

($000s except per share numbers)                                     Annual                                  Quarterly
                                                      ------------------------------------       -----------------------------------
                                                       2002A      2003A          2004E           1Q04A      2Q04E        3Q04E 4Q04E
FFO / Share before impairment and preferred
redemption charges  (for actuals please see
related press release)                                                        $3.17 - $3.27               $0.67 - $0.70
  Impairment charges
  Preferred unit redemption charges                                              $0.07
FFO / Share  (for actuals please see related
press release)                                                                $3.10 -$3.20                $0.67 - $0.70

Operating Portfolio
  Occupancy                                            94.8%      95.4%          95.0%           95.4%
  Same store growth                                     3.0%       2.7%       2.0% - 2.5%         2.3%
  Rental growth                                        10.8%       9.5%         4% - 6%           8.5%
  Recovery rate                                        79.0%      80.0%        78% - 80%         78.1%
  Percentage rent                                      $5,443     $4,597    $3,500 - $4,500       $459

Investment Activity
  Acquisitions - 100% REG owned                       $106,704   $75,427        $23,388            $0      $23,388
  Acquisition cap rate                                  8.5%       8.3%          7.9%                        7.9%

  JV Acquisitions (gross $)                           $246,773   $271,945      $250,000            $0
  JV Acquisition cap rate                               9.0%       8.2%      7.0% - 8.25%
  REG % Ownership                                       23%        24%            22%

  Dispositions - op. properties (100% REG owned)      $258,023   $157,971      $125,000         $23,740
  Dispositions cap rate                                 9.5%       8.8%          9.0%            10.9%

  Development starts                                  $335,505   $300,300      $300,000          $4,868
  Development stabilizations - net                                             $250,000-
    development costs                                 $287,049   $194,220       $275,000         $97,479

  NOI yield on net dev. Costs                          10.4%      10.4%       10% - 10.5%        10.3%
  Development stabilizations - total                                           $265,000-
    costs after out parcel allocation                 $310,206   $212,800       $290,000         104,376

  NOI yield on total costs after
    out parcel allocation                               9.6%       9.5%       9.5% - 10%          9.7%
  Transaction profits net of taxes                    $25,845    $35,701   $30,00$3,3535,000
  Third party fees and commissions                     $4,617     $6,419    $7,500 - $8,500      $1,610

Financing Assumptions
  Projected development funding (in process
    properties only)
  Debt / total assets before depreciation              40.3%      42.9%          <43%            43.8%
  Unsecured/secured debt offerings                    $250,000                 $150,000         $150,000
  --  interest rate                                    6.75%                     4.95%           4.95%
  --  interest rate after hedge settlement                                       5.47%           5.47%
  Capitalized interest/gross interest                  13.8%      13.4%        15% - 20%         13.6%
  Capitalized interest                                $13,754    $13,106                         $3,323
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Valuation Guidance                                                    1Q04
  Expansion land and out parcels available
  -- estimated market value                                                    $31,500
  NOI from CIP properties                                                      $2,736
  NOI from leases signed but not yet rent-paying
   in stabilized developments                                                   $655
  Straight-line rent receivable                                                $22,481
------------------------------------------------------------------------------------------------------------------------------------

In addition to historical information, the information in this Supplemental Information Package contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates and projections about the industry and the markets in which Regency operates, management's beliefs and assumptions. Forward-looking statements are not guarantees of future performatcapprovalsoand meetinn known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to, changes in national and local economic conditions, financial difficulties of tenants, competitive market conditions including pricing of acquisitions and sales of properties and out parcels, changes in expected leasing activity and market rents, timing of acquisitions, development starts and sales of properties and out parcels, weather, obtaining
government approvals and meeting development schedules.   During the quarter,
Regency's corporate representatives may reiterate these forward-looking statements during private meetings with investors, investment analysts, the media and others. At the same time, Regency will keep this information publicly available on its web site www.RegencyCenters.com.

 RECONCILIATION OF FFO GUIDANCE TO NET INCOME
--------------------------------------------------------

 All numbers are per share except weighted average shares


                                                               Three Months Ended                 Full Year 2004
                                                               ------------------                 --------------
                                                                 June 30, 2004
                                                                 -------------

 Funds From Operations Guidance:

   Net income for common stockholders                              $0.33        $0.36              $2.04         $2.14
    Add (Less):
     Depreciation expense and Amortization                         $0.34        $0.34              $1.30         $1.30
     Loss (gain) on sale of operating properties                   $0.00        $0.00             ($0.24)       ($0.24)
                                                          ----------------------------     ----------------------------

           Funds from Operations                                   $0.67        $0.70              $3.10         $3.20
                                                          ============================     ============================

           Weighted Average Shares (000's)                        62,215                          62,111




Regency reports Funds From Operations (FFO) as a supplemental earnings measure. The Company considers FFO to be an accurate benchmark to its peer group and a meaningful performance measurement for the Company because it excludes various items in net income that do not relate to or are not indicative of the operating performance of the ownership, management and development of real estate. FFO is defined by the National Association of Real Estate Investment Trusts generally as net earnings (computed in accordance with GAAP), excluding real estate depreciation and amortization, gains and losses from sales of properties (except those gains and losses sold by the Company's taxable REIT subsidiary), after adjustment from unconsolidated partnerships and joint ventures and excluding items classified by GAAP as extraordinary or unusual, along with significant non-recurring events. Regency also adjusts for the payment of convertible preferred stock dividends.